UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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CENTRAL PACIFIC FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CENTRAL PACIFIC FINANCIAL CORP.

220 South King Street

Honolulu, Hawaii 96813

(808) 544-0500

APRIL 25, 2012 ANNUAL MEETING

YOUR VOTE IS IMPORTANT

March 15, 2012

Dear Fellow Shareholder:

On behalf of your Board of Directors, we cordially invite you to attend the 2012 Annual Meeting of Shareholders of Central Pacific Financial Corp.  The Annual Meeting will be held on April 25, 2012, at 4:00 p.m., Hawaii time, at the YWCA Laniakea, Fuller Hall, 1040 Richards Street, Honolulu, Hawaii 96813.  Your Board and management look forward to greeting those shareholders able to attend the meeting.

The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe matters to be acted upon at the Annual Meeting.  Please give these materials your prompt attention.  Then, we ask that you sign, date and mail promptly the enclosed Proxy Card in the enclosed postage-paid envelope, or use telephone or internet voting, to ensure that your shares are represented and voted at the meeting.  Shareholders who attend the meeting may withdraw their proxy and vote in person if they wish to do so.  Your vote is important, so please act at your earliest convenience.

We appreciate your continued interest in Central Pacific Financial Corp.

Sincerely,

/s/ John C. Dean

John C. Dean

President and Chief Executive Officer

CENTRAL PACIFIC FINANCIAL CORP.

220 South King Street

Honolulu, Hawaii 96813

(808) 544-0500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 25, 2012

TO THE SHAREHOLDERS OF CENTRAL PACIFIC FINANCIAL CORP.:

NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the “Meeting”) of Central Pacific Financial Corp. (the “Company”) will be held at the YWCA Laniakea, Fuller Hall, 1040 Richards Street, Honolulu, Hawaii 96813, on April 25, 2012, at 4:00 p.m., Hawaii time, for the purpose of considering and voting upon the following matters:

(i)                                    Election of Directors.  To elect up to nine (9) persons to the Board of Directors for a term of one (1) year and to serve until their successors are elected and qualified, as more fully described in the accompanying Proxy Statement.

(ii)                                Ratification of Appointment of Independent Registered Public Accounting Firm.  To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

(iii)                            Amendment of 2004 Stock Compensation Plan. To approve amendments to the Company’s  2004 Stock Compensation Plan to permit certain awards to be considered “qualified performance-based compensation” under the provisions of Section 162(m) of the Internal Revenue Code.

(iv)                             Executive Compensation.  To consider an advisory (non-binding) proposal to approve the compensation of the Company’s executive officers.

(v)                                 Other Business.  To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

Only those shareholders of record at the close of business on February 24, 2012 shall be entitled to notice of and to vote at the Meeting.

YOUR VOTE IS IMPORTANT.  SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING IN PERSON.  YOU MAY ALSO DELIVER YOUR VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD OR VOTING INSTRUCTION FORM.  SHAREHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY WISH TO DO SO.

By order of the Board of Directors,

/s/ Glenn K.C. Ching
GLENN K. C. CHING
Senior Vice President and Corporate Secretary
Dated: March 15, 2012

CENTRAL PACIFIC FINANCIAL CORP.

220 South King Street

Honolulu, Hawaii 96813

(808) 544-0500

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

APRIL 25, 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Central Pacific Financial Corp. (the “Company”) for use at the 2012 Annual Meeting of Shareholders (the “Meeting”) of the Company to be held at the YWCA Laniakea, Fuller Hall, 1040 Richards Street, Honolulu, Hawaii 96813, on April 25, 2012, 4:00 p.m., Hawaii time, and at any and all adjournments thereof.  The approximate date on which this Proxy Statement and accompanying Notice and form of proxy are first being mailed to shareholders is on or about March 15, 2012.

Matters to be Considered

The matters to be considered and voted upon at the Meeting will be:

(i)                                  Election of Directors.  To elect up to nine (9) persons to the Board of Directors for a term of one (1) year and to serve until their successors are elected and qualified, as more fully described in this Proxy Statement.

(ii)                             Ratification of Appointment of Independent Registered Public Accounting Firm.  To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

(iii)                          Amendment of 2004 Stock Compensation Plan. To approve amendments to the Company’s 2004 Stock Compensation Plan to permit certain awards to be considered “qualified performance-based compensation” under the provisions of Section 162(m) of the Internal Revenue Code.

(iv)                             Executive Compensation.  To consider an advisory (non-binding) proposal to approve the compensation of the Company’s executive officers.

(iv)                             Other Business.  To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

Record Date, Outstanding Securities and Voting Rights

The Board fixed the close of business on February 24, 2012 as the record date (the “Record Date”) for the determination of the shareholders of the Company entitled to notice of and to vote at the Meeting. Only holders of record of shares of the Company’s Common Stock (“Common Stock”) at the close of business on the Record Date will be entitled to vote at the Meeting and at any adjournment or postponement of the Meeting.  There were 41,745,576 shares of the Company’s Common Stock, no par value, issued and outstanding on the Record Date, held by approximately 4,116 holders of record.  There are no other classes of shares of the Company’s capital stock outstanding.

Each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock standing in the holder’s name on the books of the Company as of the Record Date on any matter submitted to the vote of the shareholders.

Quorum

The required quorum for the transaction of business at the Meeting is a majority of the total outstanding shares of Common Stock entitled to vote at the Meeting, either present in person or represented by proxy. Abstentions will be included in determining the number of shares present at the Meeting for the purpose of determining the presence of a quorum.

Broker Authority to Vote

Under the rules of the National Association of Securities Dealers, Inc., member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member.  Under the rules of the New York Stock Exchange, Inc. (“NYSE”), a member broker who holds shares in street name for customers has the authority to vote on certain “routine” items if it has transmitted proxy soliciting materials to the beneficial owner but has not received instructions from that owner.  NYSE rules permit member brokers that do not receive instructions from their customers to vote on number 2 as discussed above in their discretion.  NYSE member brokers will not be permitted to vote on item numbers 1, 3 or 4 unless they receive instructions from their customers.

Vote Required to Approve the Proposals

The following chart sets forth the required vote to approve each matter to be considered and voted upon at the Meeting, and the effect of “Withhold” votes, abstentions, and broker non-votes.

Item/Proposal	Required Vote	Effect of “Withhold” Votes, Abstentions, Broker Non-Votes
Item 1 - Election of Directors	Affirmative vote of a plurality of the shares of common stock present in person or by proxy and entitled to vote.	•“Withhold” votes will have the effect of a vote AGAINST the election of directors. •Broker non-votes will have no effect on the voting for the election of directors.
Item 2 - Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2012	Affirmative vote of a majority of the shares of common stock cast on the matter.	•Abstentions and broker non-votes will have no effect in calculating the votes on this matter.

Item 3 – Approval of amendments to the Company’s 2004 Stock Compensation Plan to permit certain awards to be considered “qualified performance-based compensation” under the provisions of Section 162(m) of the Internal Revenue Code.

Affirmative vote of a majority of the outstanding shares of common stock cast on the matter, provided that, the total vote cast exceeds 50% of the outstanding shares of common stock on the Record Date.

•Abstentions and broker non-votes will have no effect in calculating the votes on this matter provided that they do not result in the failure to achieve the 50% minimum vote.
Item 4 - Proposal Relating to an Advisory (Non-Binding) Vote on Executive Compensation	Affirmative vote of a majority of the shares of common stock cast on the matter.	•Abstentions and broker non-votes will have no effect in calculating the votes on this matter.

Additional information regarding each of these items (also referred to as proposals) is provided in the section titled DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS (for Items/Proposals 1 through 4 above).

The following is the Board’s recommendation with respect to each of the items to be considered and voted upon at the Meeting:

Item 1 -    The Board recommends a vote “FOR” the election of all nominees as directors.

Item 2 -   The Board recommends a vote “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Item 3 - The Board recommends a vote “FOR” approval of the amendments to the Company’s 2004 Stock Compensation Plan.

Item 4 -    The Board recommends a vote “FOR” the compensation of the Company’s executive officers.

It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of the Meeting.  If any other matters are presented properly at the Meeting, however, the proxy will be voted by the proxy holders in accordance with the recommendations of the Board.

Voting

Voting by Mail.  Shareholders can ensure that their shares are voted at the Meeting by completing, signing, dating and mailing the enclosed proxy card in the enclosed postage-prepaid envelope.

Voting by Telephone or the Internet.  Voting by telephone or the Internet is fast and convenient and your vote is immediately confirmed and tabulated.  If you choose to vote by telephone or the Internet, instructions to do so are set forth on the enclosed proxy card.  The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which appears on the proxy card.  These procedures allow shareholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded.  If you vote by telephone or the Internet, you do not have to mail in your proxy card, but your vote must be received by the voting deadline set forth on the proxy card.

If your shares are held by a bank, broker or other nominee, please follow the instructions provided with your proxy materials to determine if telephone or Internet voting is available.  If your bank or broker does make telephone or Internet voting available, please follow the instructions provided on the voting form supplied by your bank or broker.

If you vote by telephone or the Internet, you should not return your proxy card.

Revocability of Proxies

Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is exercised by filing with the Corporate Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date.  A proxy may also be revoked by attending the Meeting and voting in person at the Meeting.  Subject to such revocation, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy holders in accordance with the instructions on the proxy.  If your shares are held in street name, you should follow the instructions of your broker, bank or nominee regarding the revocation of proxies.

Solicitation of Proxies

This solicitation of proxies is made on behalf of the Board and the Company will bear the costs of the preparation of proxy materials and the solicitation of proxies for the Meeting.  It is contemplated that proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company or its subsidiary, Central Pacific Bank (the “Bank”), may solicit proxies personally, by telephone, electronically or by other means of communication.  Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to beneficial owners.  The Company has retained D.F. King & Co., Inc. to assist it in connection with the solicitation of proxies for a fee of approximately $11,500, plus reimbursement of expenses.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 25, 2012.

The Company’s Proxy Statement and Form 10-K Annual Report for the fiscal year ended December 31, 2011 are available free of charge at https://www.centralpacificbank.com/2012proxy.

In addition, the Company will provide without charge, upon the written request of any shareholder, a copy of the Company’s annual report on Form 10-K, including the financial statements and the financial statement schedules, required to be filed with the United States Securities and Exchange Commission (“SEC”) for the fiscal year ended December 31, 2011.  Requests should be directed to Central Pacific Financial Corp., Attn: Investor Relations, P.O. Box 3590, Honolulu, Hawaii 96811.

The Company will also deliver promptly upon written or oral request a separate copy of the Company’s annual report on Form 10-K and the Company’s Proxy Statement, to any shareholder who shares an address with other shareholders and where only one set of materials were sent to that address to be shared by all shareholders at that address.

Principal Shareholders

Based on filings made under Section 13(d) and Section 13(g) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), as of February 24, 2012, the following were the only persons known to management of the Company to beneficially own more than 5% of the Company’s outstanding Common Stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

ACMO-CPF, L.L.C. c/o Anchorage Advisors, L.L.C. 610 Broadway, 6th Floor New York, New York 10012	9,463,095	22.67%
Carlyle Financial Services Harbor, L.P. c/o The Carlyle Group 520 Madison Avenue New York, New York 10022	9,463,095	22.67%
United States Department of the Treasury 1500 Pennsylvania Avenue Washington, D.C. 20229	2,849,405 (1)	6.83%

(1)                                Includes 79,288 shares that, in accordance with Rule 13d-3(d)(1) under the Exchange Act, the United States Department of the Treasury has the right to acquire within sixty (60) days of February 24, 2012.

Security Ownership of Directors, Nominees and Executive Officers

The following table sets forth certain information regarding beneficial ownership of Common Stock by each of the current directors, nominees, and the Named Executive Officers (as defined under “Compensation of Directors and Executive Officers,” subheading “Compensation Discussion and Analysis”), as well as all directors and executive officers as a group, as of the close of business on February 24, 2012.  Unless otherwise noted, the address of each person is c/o Central Pacific Financial Corp., 220 South King Street, Honolulu, Hawaii 96813.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Directors and Nominees
Alvaro J. Aguirre	-	-
James F. Burr	-	-
Christine H. H. Camp	105,754 (3)	*
John C. Dean	149,660 (4)	*
Earl E. Fry	52,432 (5)	*
Paul J. Kosasa	108,459 (6)	*
Duane K. Kurisu	13,812 (7)	*
Colbert M. Matsumoto	529,670 (8)	1.3%
Crystal K. Rose	28,432 (9)	*

Named Executive Officers
Glen L. Blackmon	50,330 (10)	*
Denis K. Isono	37,002 (11)	*
A. Catherine Ngo	48,287 (12)	*
Lawrence D. Rodriguez	27,703 (13)	*
Raymond W. Wilson	17,586 (14)	*
All Directors and Executive Officers as a Group (14 persons)	1,169,127	2.8%

(*)                                 Less than one percent (1%).

(1)                                  Except as otherwise noted below, each person has sole voting and investment powers with respect to the shares listed. The numbers shown include the shares actually owned as of February 24, 2012 and, in accordance with Rule 13d-3 under the Exchange Act, any shares of Common Stock that the person has the right or will have the right to acquire within sixty (60) days of February 24, 2012.

(2)                                  In computing the percentage of shares beneficially owned by each person or group of persons named above, any shares which the person (or group) has a right to acquire within sixty (60) days after February 24, 2012 are deemed outstanding for the purpose of computing the percentage of Common Stock beneficially owned by that person (or group) but are not deemed outstanding for the purpose of computing the percentage of shares beneficially owned by any other person.

(3)                                  4,132 shares of Common Stock are directly held by Ms. Camp with full voting power.  1,037 shares of Common Stock are held in her Simplified Employee Pension Plan Individual Retirement Account.  369 shares of Common Stock are held for her account and benefit under the Central Pacific Financial Corp. Directors’ Deferred Compensation Plan.  216 shares of Common Stock are those she has a right to acquire by exercise of stock options vested pursuant to the Company’s 2004 Stock Compensation Plan.  100,000 shares of Common Stock are held by Ms. Camp as trustee of her revocable living trust.

(4)                                  100,000 shares of Common Stock are held in Mr. Dean’s Roth Converted IRA account.  4,627 shares of Common Stock are held of record by Startup Capital Ventures (venture capital firm founded in 2005 and fully-invested) of which Mr. Dean is a Managing General Partner and shares voting power with other partners.  3,188 shares of Common Stock are held of record by SCV Management Co, LLC, of which Mr. Dean is a Managing Member.  10,000 shares of Common Stock are held by Mr. Dean and his wife as co-trustees of a family revocable living trust of which they share voting and investment power.  19,261 shares of Common Stock are those he has a right to acquire pursuant to the exercise of restricted stock awards.  12,584 shares of Common Stock are those he has a right to acquire pursuant to the exercise of restricted stock units.

(5)                                  251 shares of Common Stock are directly held by Mr. Fry with full voting and investment power.  50,250 shares of Common Stock are held in the Fry Family Trust of which Mr. Fry and his wife are co-trustees and they share voting and investment power.  1,715 shares of Common Stock are held in the Central Pacific Financial Corp. Directors’ Deferred Compensation Plan.  216 shares of Common Stock are those he has a right to acquire by exercise of stock options vested pursuant to the Company’s 2004 Stock Compensation Plan.

(6)                                  107,320 shares of Common Stock are directly held by Mr. Kosasa with full voting power.  923 shares of Common Stock are held jointly with his wife and they share voting and investment power.  216 shares of Common Stock are those he has a right to acquire by exercise of stock options vested pursuant to the Company’s 2004 Stock Compensation Plan.

(7)                                  13,812 shares of Common Stock are directly held by Mr. Kurisu with full voting power.

(8)                                  1,032 shares of Common Stock are directly held by Mr. Matsumoto with full voting and investment power.  26,280 shares of Common Stock are held for his account and benefit under the Central Pacific Financial Corp. Directors’ Deferred Compensation Plan.  1,193 shares of Common Stock are held by Island Insurance Foundation of which he serves as President and Director.  692 shares of Common Stock are held jointly with his wife and they share voting and investment power.  473 shares of Common Stock are those he has the right to acquire by the exercise of stock options vested pursuant to the CB Bancshares, Inc. Directors Stock Option Plan, the Agreement and Plan of Merger dated April 22, 2004 between Central Pacific Financial Corp. and CB Bancshares, Inc., the Company’s 1997 Stock Option Plan, and the Company’s 2004 Stock Compensation Plan.  500,000 shares of Common Stock are held of record by Tradewind Capital Group, Inc. of which Mr. Matsumoto is President and a Director.  Mr. Matsumoto shares voting and investment control over the shares held by Tradewind Capital Group, but disclaims beneficial ownership of such shares.

(9)                                  27,175 shares of Common Stock are directly held by Ms. Rose with full voting and investment power.  230 shares of Common Stock are held by her as trustee of her pension plan.  747 shares of Common Stock are held for her account and benefit under the Central Pacific Financial Corp. Directors’ Deferred Compensation Plan.  64 shares of Common Stock are held jointly with her husband and they share voting and investment power.  216 shares of Common Stock are those she has a right to acquire by exercise of stock options vested pursuant to the Company’s 2004 Stock Compensation Plan.

(10)                            2,600 shares of Common Stock are held in Mr. Blackmon’s individual 401(k) plan.  4,050 shares of Common Stock are held in his money purchase plan.  10,225 shares of Common Stock are held in his individual retirement account.  5,800 shares of Common Stock are held in his wife’s individual retirement account.  10,375 shares of Common Stock are held in his revocable living trust.  10,254 shares of Common Stock are those he has a right to acquire pursuant to the exercise of restricted stock awards.  7,026 shares of Common Stock are those he has a right to acquire pursuant to the exercise of restricted stock units.

(11)                           13,712 shares of Common Stock are held by Mr. Isono jointly with his wife for which he and his wife share voting and investment powers.  48 shares of Common Stock are held by his sons and wife jointly.  272 shares of Common Stock are held under his account under the Central Pacific Bank 401(k) Retirement Savings Plan.  420 shares of Common Stock are those that he has the right to acquire by the exercise of stock options vested pursuant to the Company’s 1997 Stock Option Plan.  2,078 shares of Common Stock are those that he has the right to acquire by the exercise of stock appreciation rights.  8,497 shares of Common Stock are those he has a right to acquire pursuant to the exercise of restricted stock awards.  6,089 shares of Common Stock are those he has a right to acquire pursuant to the exercise of restricted stock units.  5,886 share of Common Stock are held of record by Central Pacific Bank Foundation, of which Mr. Isono is Chairman and President.

(12)                            20,000 shares of Common Stock are held in a family trust of which Ms. Ngo and her husband are co-trustees and in which they share voting and investment power.  5,886 share of Common Stock are held of record by Central Pacific Bank Foundation, of which Ms. Ngo is a director and Vice President.  8,497 shares of Common Stock are those she has a right to acquire pursuant to the exercise of restricted stock awards.  6,089 shares of Common Stock are those she has a right to acquire pursuant to the exercise of restricted stock units.  4,627 shares of Common Stock are held of record by Startup Capital Ventures (venture capital firm founded in 2005 and fully-invested) of which Ms. Ngo is Venture Partner.  3,188 shares of Common Stock are held of record by SCV Management Co, LLC, of which Ms. Ngo is a Managing Member.

(13)                            2,688 shares of Common Stock are directly held by Mr. Rodriguez with full voting and investment power.  20,230 shares of Common Stock are held in Mr. Rodriguez’s revocable living trust.  4,589 shares of Common Stock are those he has a right to acquire pursuant to the exercise of restricted stock units.

(14)                            3,000 shares of Common Stock are directly held by Mr. Wilson with full voting and investment power.  8,497 shares of Common Stock are those he has a right to acquire pursuant to the exercise of restricted stock awards.  6,089 shares of Common Stock are those he has a right to acquire pursuant to the exercise of restricted stock units.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s directors, executive officers and the beneficial holders of more than 10% of the Common Stock are required to file certain reports with the SEC regarding the amount of and changes in their beneficial ownership of the Company’s stock.  Based on its review of copies of those reports, the Company is required to disclose known failures to file required forms, or failures to timely file required reports during the previous year.  To the best knowledge of the Company, there were no failures to file or timely file such required reports during year 2011 by any person who was at any time during year 2011 a director, officer, beneficial owner of more than 10% of the Common Stock, or any other person subject to Section 16 of the Exchange Act with respect to the Company.

ELECTION OF DIRECTORS

The Company currently has nine (9) directors, being Alvaro J. Aguirre, James F. Burr, Christine H. H. Camp, John C. Dean, Earl E. Fry, Paul J. Kosasa, Duane K. Kurisu, Colbert M. Matsumoto and Crystal K. Rose.  The term of all directors expires at the Meeting.  Accordingly, there are up to nine (9) directors to be elected at the Meeting to serve one-year terms expiring at the 2013 Annual Meeting of Shareholders and until their respective successors are elected and qualified, subject to the earlier of their death, resignation, retirement, disqualification or removal from office.

The nominees to serve as directors for election at the Meeting are Alvaro J. Aguirre, James F. Burr, Christine H. H. Camp, John C. Dean, Earl E. Fry, Paul J. Kosasa, Duane K. Kurisu, Colbert M. Matsumoto and Crystal K. Rose, all of whom are currently directors of the Company.

All nominees have indicated their willingness to serve and unless otherwise instructed, proxies will be voted for all of the nominees.  However, in the event that any of them should be unable to serve, the proxy holders named on the enclosed proxy card will vote in their discretion for such persons as the Board may recommend.

There are no family relationships among directors or executive officers of the Company, and, as of the date hereof, no directorships are held by any director or director nominee with a company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, except for director Crystal K. Rose, who is a director of Hawaiian Holdings, Inc. (NASDAQ ticker “HA”).

The Board recommends a vote “FOR” each of the Board nominees for director.

DIRECTORS’ AND EXECUTIVE OFFICERS’ INFORMATION

The following table sets forth certain information with respect to each of the nominees, continuing directors, and executive officers.  The term of each director expires at the Meeting.

Name	Principal Occupation for the Past Five Years	Age	First Year Elected or Appointed as Officer or Director of the Company (1)
Nominees

AGUIRRE, Alvaro J.	Chairman of the Board and member of Audit and of Compensation Committees of Cygnus Business Media (2009-present) (business-to-business media); Partner, Earned Capital LLC (2000-2009) (investment); Co-Chief Executive Officer, Method Inc. (2007-2008) (interactive design)	45	2011

BURR, James F.	Managing Director, Global Financial Services Group, The Carlyle Group (2008 - present) (investment); Corporate Treasurer and Executive Vice President, Wachovia Bank (2006 - 2008) (banking); Assistant Treasurer and Senior Vice President, Wachovia Bank (2001-2006) (banking)	46	2011

CAMP, Christine H. H.	President and Chief Executive Officer, Avalon Group, LLC (2002-present) (real estate consulting); Managing Director, Avalon Development Company LLC (1999-present) (real estate development)	45	2004

Name	Principal Occupation for the Past Five Years	Age	First Year Elected or Appointed as Officer or Director of the Company (1)
DEAN, John C. (2)	President and Chief Executive Officer, Central Pacific Financial Corp. and Central Pacific Bank (4/20/2011-present); Executive Chairman, Central Pacific Financial Corp. and Central Pacific Bank (6/2010-3/31/2011); Managing General Partner of Startup Capital Ventures, a venture capital firm founded in 2005 and fully-invested (2003-present) (investment); managing director of Tuputele Ventures Fund (2003-present) (investment)	64	2010

FRY, Earl E.	Chief Financial Officer, Chief Administrative Officer and Executive Vice President of Global Customer Support, Informatica Corporation (2010-present); Executive Vice President, Chief Financial Officer and Secretary, Informatica Corporation (2003-2009) (technology); Senior Vice President, Chief Financial Officer and Secretary, Informatica Corporation (2002-2003)	53	2005

KOSASA, Paul J.	President and Chief Executive Officer, MNS, Ltd., dba ABC Stores (1999-present) (retail)	54	2002

KURISU, Duane K. (3)	Chairman and Chief Executive Officer, aio, LLC, dba aio Group (2002-present) (publishing/investing)	58	2004

MATSUMOTO, Colbert M.	Chairman and Chief Executive Officer, Island Insurance Company, Ltd. (1999-present) (insurance)	59	2004

ROSE, Crystal K., J.D. (4)	Partner, Bays Lung Rose & Holma (1989-present) (law)	54	2005

Executive Officers (5)

BLACKMON, Glen L.	Executive Vice President and Chief Information Officer, Central Pacific Financial Corp. and Central Pacific Bank (6/6/2011-present); Managing Principal, Trinity M&A Group LLC (2007-present) (advisory services for business transactions); President and Chief Operating Officer, Internet America, Inc. (2005-2007) (internet services)	56	2011

HUDSON, David W.	Executive Vice President, Central Pacific Financial Corp. and Central Pacific Bank (3/11/2011-present); Senior Vice President, Community Banking Division Manager, Central Pacific Bank (5/2009 - 3/10/2011); Senior Vice President, Retail Banking Division Manager, American Savings Bank (3/2003–4/2009) (banking).	53	2011

ISONO, Denis K.	Executive Vice President and Chief Financial Officer, Central Pacific Financial Corp. and Central Pacific Bank (10/1/2011-present); Executive Vice President and Chief Operations Officer, Central Pacific Financial Corp. and	60	2002

Name	Principal Occupation for the Past Five Years	Age	First Year Elected or Appointed as Officer or Director of the Company (1)
	Central Pacific Bank (10/13/2009-9/30/2011); Executive Vice President, Operations and Services, Central Pacific Financial Corp. and Central Pacific Bank (9/2004-10/12/2009)

MIZUMOTO, Lance A.	Executive Vice President, Commercial Markets Group Manager, Central Pacific Financial Corp. and Central Pacific Bank (3/11/2011-present); Executive Vice President, Commercial Markets Group Manager, Central Pacific Bank (10/09-3/10/2011); Executive Vice President, Special Assets Advisor, Central Pacific Bank (5/4/09-9/30/2009); Executive Vice President, Commerical Banking Division Manager, Central Pacific Bank (7/1/2008-5/3/2009); Executive Vice President, Commerical Banking Division, Central Pacific Bank (11/1/2005-6/30/2008)	53	2011

NGO, A. Catherine	Executive Vice President and Chief Administrative Officer, Central Pacific Financial Corp. and Central Pacific Bank (11/23/2010-present); General Partner and Venture Partner of Startup Capital Ventures, a venture capital firm (2005-present)	51	2010

WILSON, Raymond W.	Executive Vice President and Chief Credit Officer, Central Pacific Financial Corp. and Central Pacific Bank (2/16/2011-present); Executive Vice President, Special Credits, Central Pacific Bank (6/2010-2/15/2011); Chief Financial Officer, Gryphon Gold Corporation (11/2009-5/2010, appointed Chief Financial Officer 1/1/2010) (minerals); Chief Financial Officer, El Capitan Precious Metals, Inc. (5/2007-4/2009) (minerals); Chief Operating Officer, Petaluma Butane Distributors, Inc. (8/2005-4/2007) (umbrella company for private operating companies and commercial and real estate holdings)	54	2011

(1)

All directors of the Company are also directors of the Bank. Mr. Aguirre and Mr. Burr have been directors of the Bank since 2011. Ms. Camp, Mr. Matsumoto, Mr. Kurisu and Ms. Rose have been directors of the Bank since 2004. Mr. Dean has been a director of the Bank since 2010. Mr. Fry has been a director of the Bank since 2005. Mr. Kosasa has been a director of the Bank since 1994.

(2)	On April 20, 2011, Mr. Dean was appointed as President and Chief Executive Officer of the Company and the Bank.

(3)	Mr. Kurisu also served as a director of the Company from September 2004 to May 2008. On January 25, 2012, Mr. Kurisu was reappointed to the Company’s Board.

(4)

On April 20, 2011, Crystal Rose was appointed as Chair of the Board of Directors of the Company and the Bank (prior to her appointment as Board Chair, Ms. Rose was formerly the lead independent director of the Board of Directors of the Company and the Bank).

(5)

The following includes information regarding all the executive officers, except for Mr. Dean (President and Chief Executive Officer) whose information is included in this table under the section heading “Nominees”.

Director and Nominee Background and Experience

Alvaro J. Aguirre –  Mr. Aguirre was appointed as a director of the Company effective February 24, 2011, as a designee of ACMO-CPF, L.L.C. pursuant to its Investment Agreement with the Company and is being nominated to continue as a director in accordance with the requirements of that Investment Agreement.  Mr. Aguirre is a member of the Company’s Compensation Committee and Governance Committee.  Mr. Aguirre has broad skills and experience acquired through senior executive operating roles, as well as senior principal and advisory positions on Wall Street.  Mr. Aguirre served as Chief Financial Officer and member of the Board of Directors for TV Filme Inc., a Brazilian wireless cable investment of private equity firm Warburg Pincus LLC, where he directed the company through a successful initial public offering.  Mr. Aguirre has also served in senior management roles at several other media and technology businesses where he was instrumental in shaping strategy, driving growth and achieving successful financings and exits.  Mr. Aguirre gained principal investing, capital markets, and advisory experience as a managing director at Warburg Pincus LLC, an investment banker at Morgan Stanley and a corporate finance attorney at Sullivan & Cromwell LLP.  Currently, Mr. Aguirre is the Chairman of the Board and member of the Audit and Compensation Committees of Cygnus Business Media, a business to business publishing company owned by Goldman Sachs, GE Capital and other financial sponsors.  Mr. Aguirre also serves as Director of Advanstar Communications Inc., a leading business-to-business events, online and publishing platform serving the fashion, life sciences and motorsports industries.  Advanstar is owned by Anchorage Capital Group, Ares Management, Veronis Suhler Stevenson and other financial sponsors.  Mr. Aguirre has also served in various not for profit capacities, including as Chairman of the Town of Tiburon Planning Commission. Mr. Aguirre’s business, management and financial background, and skill and expertise in operating companies makes him a valuable resource to the Board.

James F. Burr –  Mr. Burr was appointed as a director of the Company effective February 24, 2011, as a designee of Carlyle Financial Services Harbor, L.P. pursuant to its Investment Agreement with the Company and is being nominated to continue as a director in accordance with the requirements of that Investment Agreement.  Mr. Burr has over 23 years of financial and banking experience.  Before joining Carlyle, Mr. Burr served in several senior and executive positions at Wachovia Bank, including Corporate Treasurer, Assistant Treasurer, Controller of the Corporate and Investment Bank, Product Controller of Treasury/Balance Sheet Management and Structured Products and Mortgage Analyst.  Mr. Burr is a Certified Public Accountant (inactive), and spent three (3) years as an auditor at Ernst & Whinney (now known as Ernst & Young).  Mr. Burr currently serves as a Director of the Bank of N.T. Butterfield, located in Bermuda. Mr. Burr’s banking and financial experience, as well as his accounting background, provides the Board with a knowledgeable, experienced resource on management of a financial institution.

Christine H. H. Camp – Ms. Camp has over twenty-two (22) years experience in real estate, and her company Avalon Group, is a full service real estate company which provides detailed financial and market analysis to a wide range of investors involved in various real estate transactions and development scenarios, and also real estate brokerage, market and financial consulting.  Prior to establishing Avalon Group, Ms. Camp was Vice President of Development at A&B Properties, Inc., a subsidiary of Alexander & Baldwin, Inc. (a publicly traded company listed on NYSE), and was in charge of that company’s real estate development and investment acquisition activities.  Ms. Camp also was the Senior Project Coordinator of Planning and Engineering at Castle & Cooke Properties, Inc., where she handled site acquisition and development of non-company owned properties.  Ms. Camp’s real estate, financial, and public company knowledge and experience gained from her prior and current positions, makes her a valuable resource to the Board and management in many areas, but particularly in connection with the Company’s real-estate lending and other real-estate related activities, to include the evaluation of real estate related risks, investments, opportunities, and asset management oversight.

John C. Dean – Since April 20, 2011, Mr. Dean has served as President and Chief Executive Officer, and a Director, of the Company and the Bank.  From June 2010 through April 20, 2011, Mr. Dean served as the Executive Chairman and a Director of the Company and the Bank.  Previously, Mr. Dean has served in various capacities in the banking industry for thirty years (30), including as the Chief Executive Officer and then Chairman of the Board of Silicon Valley Bancshares and Silicon Valley Bank, the President and Chief Executive Officer of Pacific First Bank, the Chairman and Chief Executive Officer of First Interstate Bancorp and First Interstate Bank of Washington, the Chairman  and Chief Executive Officer  of First Interstate Bank of Oklahoma and as an executive of First Interstate System, Inc., National Funding Corporation and Bank of America. Since 2003, Mr. Dean has been the managing general partner of Startup Capital Ventures and has served as managing director of Tuputele Ventures Fund, a small private equity firm investing in early-stage technology companies and venture capital funds.  Mr. Dean is a graduate of the Wharton School of the University of Pennsylvania, with an MBA in Finance, and currently serves as an advisor to the board of the Wharton School. Mr. Dean’s extensive experience in leading financial institutions through difficult economic cycles and his overall management expertise makes him a valuable contributor to the Board and the overall success of the Company.

Earl E. Fry – For the last twelve (12) years, Mr. Fry has served as Chief Financial Officer of Informatica Corporation (a publicly traded company listed on NASDAQ), a company which provides data integration software and services and which has reported annual revenue in excess of $650 million.  As Chief Financial Officer of Informatica Corporation, Mr. Fry has effected, among other things, numerous major capital and financial transactions, to include credit lines, equity offerings, convertible rate issuances, stock/bond buyback plans, eleven technology acquisitions, and he has established development and support centers in Bangalore, India, Dublin, Ireland, and Tel Aviv, Israel, and he established Informatica’s enterprise risk management program.  In addition, Mr. Fry also oversees and manages the Global Customer Support, Consulting Services, Human Resources, Legal and Contracts Administration, Information Technology, Investor Relations and Finance areas of Informatica Corporation.  Prior to joining Informatica Corporation, Mr. Fry was Chief Financial Officer of Omnicell Technologies, Inc. (a publicly traded company listed on NASDAQ) for four (4) years, Chief Financial Officer of C.ATS Software, Inc. for two (2) years, Chief Financial Officer of Weitek Corporation for three (3) years, and also served at other technology companies in various finance and other capacities.  Mr. Fry began his professional career at Ernst & Whinney, CPAs (now known as Ernst & Young), where he held the position of Senior Auditor.  Mr. Fry is a Certified Public Accountant and a graduate of the Stanford Graduate School of Business.  Mr. Fry was voted Software Chief Financial Officer of the Year by Institutional Investor in 2010, 2011 and 2012.  Mr. Fry brings extensive finance, public company, and auditing knowledge and experience to the Board and Company, and he thus is highly qualified to Chair the Company’s and Bank’s Audit Committees.

Paul J. Kosasa – Mr. Kosasa has been President and Chief Executive Officer of MNS Ltd., doing business and more commonly known as ABC Stores, for the past thirteen (13) years, and has been with ABC Stores for thirty-two (32) years.  As President and Chief Executive Officer of ABC Stores, Mr. Kosasa oversees a Hawaii-based retail convenience store operation with a major presence in Waikiki and other tourist locations throughout the Hawaiian Islands, as well as in other locations outside of Hawaii, such as Guam, Saipan, and Las Vegas, Nevada.  As President and Chief Executive Officer of a sizable retail store chain which primarily serves the tourist industry, one of the largest industries in Hawaii, Mr. Kosasa provides the Board and Company with significant business and management knowledge and experience in all aspects of a business operation, which includes business strategy and planning, financial management and budgeting, employee compensation and benefits, labor, marketing, advertising, and real estate, among other business expertise.  In addition, Mr. Kosasa provides a link and close connection to the Hawaii tourism industry, one of Hawaii’s most profitable economic engines, and which provides a valuable source of banking business with respect to Hawaii businesses who support the Hawaii tourism industry, as well as retail customers from outside Hawaii who require or may desire Hawaii banking services.

Duane K. Kurisu – Mr. Kurisu was formerly a director of the Company from September 2004 through May 2008, and was reappointed to the Company’s Board of Directors on January 25, 2012, on recommendation of the Company’s President and Chief Executive Officer John C. Dean, on recommendation of the Company’s Governance Committee, and with the unanimous approval of the Company’s Board.  Mr. Kurisu has served on the Board of Directors of the Bank since September 2004.  Mr. Kurisu is involved in numerous and varied businesses and industries in Hawaii including, among others: (i) real estate - investment, ownership and management of office buildings, shopping centers and industrial parks in Hawaii; (ii) media - owner and publisher of a number of Hawaii magazines, newspapers and publications, development and consulting, radio; (iii) sports – professional baseball, sports equipment; (iv) food – bakery, restaurants, nutraceuticals.  He is the Chairman, Chief Executive Officer and owner of aio, LLC, a holding company for brands focused on Hawaii and the Pacific in the areas of media, sports and food.  He is also Chairman and Chief Executive Officer of Hawaii Winter Baseball, Inc. (professional baseball), director and vice president of Nutricopia, Inc. (nutraceuticals), Chief Executive Officer of PacificBasin Communications, LLC (publishing), and a partner in Kurisu and Fergus (real estate).  Mr. Kurisu serves on number Boards, to include the aio Foundation, Island Holdings, Inc., Oahu Publications, Inc., Obun Hawaii, LLC, Tradewinds Capital, the Public Land Development Corporation, and the Advisory Board of the Kravis Leadership Institute, and he also served as a Regent of the University of Hawaii. Mr. Kurisu is a successful businessman and prominent figure in the Hawaii business community and will bring to the Board business acumen, judgment, background and experience, and his knowledge of the Hawaii market and his relationships and connections within the Hawaii market.

Colbert M. Matsumoto – Mr. Matsumoto is the Chairman of the Board and Chief Executive Officer of Island Insurance Company, Ltd., Hawaii’s largest locally owned and managed property and casualty insurance company, and has served in that capacity since 1999.  Mr. Matsumoto is also the Chairman of the Board and President of Island Holdings, Inc., a corporate holding company.  Mr. Matsumoto also serves as President and a director of Tradewind Capital Group, Inc., an investment and asset management company.  Mr. Matsumoto is also an attorney (presently on inactive status), has been a member of the Hawaii State Bar Association for over thirty-four (34) years, and was a partner with the law firm of Fujiyama Duffy & Fujiyama until 1994 when he established his own law firm named Matsumoto LaFountaine & Chow until departing that firm to join Island Insurance Company, Ltd.  Mr. Matsumoto’s substantial knowledge and experience, as an attorney, insurance executive, and investment professional, has been instrumental in assisting the Board and management with assessing and managing the Company’s legal and business risks and in corporate and business strategy and planning.

Crystal K. Rose, J.D. – Ms. Rose is a named partner in the law firm of Bays Lung Rose Holma, and has been actively practicing law for thirty (30) years, specializing in the areas of real estate, trust and commercial litigation, commercial real estate transactions, trusts and estates, and construction law.  Ms. Rose has been a director of Hawaiian Holdings, Inc. (a publicly traded company listed on NASDAQ, and the parent company of Hawaiian Airlines, Inc.) since June 2006, and serves as Chair of the Compensation Committee, and is a member of the Governance and Nominating Committee and the Executive Committee of its Board of Directors.  Given the limited number of publicly traded companies in Hawaii, Ms. Rose brings additional experience as a director of another Hawaii-based publicly traded company. Ms. Rose brings a wealth of legal and real estate knowledge and experience to the Company’s Board and Bank’s Board, and her professional, leadership, and business skills and expertise are well-suited to her serving as the Company’s and the Bank’s Board Chair and in providing guidance with respect to the Company’s and the Bank’s strategic issues, overall business plans and legal matters.

Executive Officer Background and Experience

Set forth below is information concerning the current executive officers of the Company:

Glen L. Blackmon – Mr. Blackmon joined the Company and the Bank as Executive Vice President and Chief Information Officer, effective June 6, 2011.  Prior to joining the Company and the Bank, Mr. Blackmon was the Managing Principal and a founder of Trinity M&A Group LLC, a mergers and acquisitions advisory services and consulting firm based in Houston, Texas.  Mr. Blackmon’s broad career experience includes executive positions in multiple industries including financial services, technology/internet and third party administration business services.  Mr. Blackmon has served for the following companies and in the respective roles and positions: Internet America, Inc., President and Chief Operating Officer, Houston, Texas; AcademicPlanet, Inc., Chairman and Chief Financial Officer, Houston, Texas; Square One Bank, Chief Operating Officer and Chief Financial Officer, Durham, North Carolina; Union Bank of Jamaica, Ltd., General Manger of Information Technology, Kingston, Jamaica; U.S. Pension Services, Board Member, Chief Financial Officer and Chief Information Officer, Tampa, Florida; Baxter Eder Marketing, Board Member and Chief Financial Officer, Palo Alto, California; Silicon Valley Bank, Executive Vice President, Chief Information Officer and Chief Financial Officer, Santa Clara, California; First Interstate Information Systems, President, Des Moines, Iowa; First Insterstate Management Services, President, Milwaukee, Wisconsin; Financial Institutions Analysts & Consultants, Principal, Los Angeles, California; First Interstate Results Consulting Group, Director – Western U.S. Services, Los Angeles, California; Deloitte Haskins & Sells (Deloitte Touche), Consulting Manager, Chicago, Illinois; Union National Bank, Vice President and Senior Operations/Finance Officer, Tulsa, Okalahoma; Lakeside National Bank, Systems Operations Officer, Lake Charles, Louisiana; and, Coastal Bank Group, Operations Manager, Dickinson, Texas.

David W. Hudson – Mr. Hudson was appointed Executive Vice President, Community Banking Manager of the Bank and the Company, effective March 11, 2011.  Prior to his appointment, Mr. Hudson was Senior Vice President, Community Banking Manager for the Bank.  As Community Banking Manager, Mr. Hudson oversees the Bank’s entire branch network, comprising thirty-four (34) branches throughout the State of Hawaii, to include branches on the islands of Oahu, Hawaii, Maui, and Kauai.  Mr. Hudson has more than twenty-five (25) years of experience in the finance industry in Hawaii and California.  He started his banking career in corporate, international and commercial real estate lending with Crocker National and First Nationwide banks.  More recently, Mr. Hudson’s career has focused on retail and branch banking.  Prior to joining the Bank in 2009, Mr. Hudson spent six (6) years as Senior Vice President of the consumer and business banking division of Hawaii-based American Savings Bank.  In addition, Mr. Hudson has also served at Honfed Bank and Bank of America in Hawaii and California in various positions from process design executive to consumer region executive.

Denis K. Isono – Ms. Isono has over thirty-nine (39) years of banking and financial experience in the Hawaii market.  Before joining the Company and the Bank, Mr. Isono was employed by Bank of Hawaii ($10 billion in assets) for eighteen (18) years and held various senior management positions to include Executive Vice President, Operations, and Senior Vice President, Controller.  In addition, Mr. Isono also began his banking career at City Bank where he worked for six (6) years.  Mr. Isono is a Certified Public Accountant, Certified Management Accountant, Certified Bank Auditor, Certified Internal Auditor, and a graduate of the Stanford University Executive Program and the University of Hawaii Advanced Management Program.  Mr. Isono also spent six (6) years with Ernst & Ernst, and held the position of Audit Supervisor.

Lance A. Mizumoto – Mr. Mizumoto has over twenty-five (25) years of experience in banking.  Prior to joining the Bank in 2005, Mr. Mizumoto had been at First Hawaiian Bank for nine (9) years, where he served in numerous managerial positions, to include serving as Senior Vice President and Division Manager for First Hawaiian Bank’s Corporate Hawaii Division and Trade Finance Department, with responsibility for managing and overseeing a portfolio consisting primarily of the top companies in Hawaii.  Prior to First Hawaiian Bank, Mr. Mizumoto was employed at Bank of Hawaii for ten (10) years, where he served in various senior line officer positions, with responsibility for substantial sized corporate portfolios.  And, before Bank of Hawaii, Mr. Mizumoto worked six (6) years for Hawaii-based International Savings & Loan, principally in various lending areas, to include serving as Residential Loan Originations Manger and Secondary Loan Marketing Manager.

A. Catherine Ngo – Ms. Ngo is an experienced executive who has served in various capacities in the financial industry during the last nineteen (19) years, including as General Partner and Venture Partner of Startup Capital Ventures, a venture capital firm, where her responsibilities included: managing relationships with many of the firm’s portfolio companies and assisting companies with operational (financial and legal) issues.  She also had primary oversight for the firm’s finance, reporting and investor relations activities and had a significant role in managing the firm’s China-based portfolio.  As Chief Operating Officer of Alliant Partners, an investment banking subsidiary of Silicon Valley Bank, Ms. Ngo’s responsibilities included oversight of legal and compliance, finance, marketing, human resources, and information technology functions.  As Executive Vice President, General Counsel and Corporate Secretary of Silicon Valley Bancshares and Silicon Valley Bank (“SVB”), Ms. Ngo directed Audit, Credit Review, Collateral Audit, Legal and Loan Operations divisions of SVB with responsibility for over 100 employees.  President & Chief Executive Officer John C. Dean has worked with Ms. Ngo for the last nineteen (19) years; they (together with a few others) founded and were co-general partners of Startup Capital Ventures.  For the last twelve (12) years preceding that, Ms. Ngo was an executive officer at SVB (where Mr. Dean served as Chief Executive Officer and Chairman of the Board from 1993-2003).

Raymond William (“Bill”) Wilson — Mr. Wilson was appointed as Chief Credit Officer and Executive Vice President of the Company and the Bank effective February 16, 2011.  Mr. Wilson joined the Bank in June of 2010 as Executive Vice President, Special Credits, with fifteen (15) years of U.S. and international experience in credit risk management in public and private companies, as well as fourteen (14) years of credit and lending experience at Westpac Banking Corporation (“Westpac”), a major international financial institution, where he served in various capacities from 1980 to 1994.  After leaving Westpac, Mr. Wilson co-founded Drexel Oceania, an international merchant bank engaged in capital raising and financial advisory work for companies and financial institutions in North America, Asia and Australia.  Prior to joining the Bank, Mr. Wilson assumed various interim Chief Financial Officer and Chief Operating Officer positions for domestic and international public and private corporations undergoing transition, including Chief Financial Officer of Gryphon Gold Corporation, a publicly traded junior minerals exploration company; Chief Financial Officer of El Capitan Precious Metals, Inc., a publicly traded junior minerals exploration company; and Chief Operating Officer of Petaluma Butane Distributors, Inc., an umbrella company for a group of private operating companies and commercial and real estate holdings.

CORPORATE GOVERNANCE AND BOARD MATTERS

During the fiscal year ended December 31, 2011, the Board held a total of twelve (12) meetings, including monthly, annual and special meetings.  Each incumbent director attended at least 75% of the total number of these Board meetings (except for Director Burr who attended 70% of the Board meetings) and 75% of the total number of meetings held by all committees of the Board on which he or she served during 2011.  The Company expects directors to attend the annual meetings of shareholders.  The directors who attended last year’s annual meeting of shareholders were Christine Camp, John Dean, Earl Fry, Paul Kosasa, Duane Kurisu and Crystal Rose.

The Board has three (3) standing committees: an Audit Committee, a Compensation Committee, and a Governance Committee.  The Board formerly had an Executive Committee, but it was deemed unnecessary and dissolved effective as of January 26, 2011.

The following table sets forth the members of the Board as of the date of this Proxy Statement and the committees of the Board on which they serve.

Name of Director	Audit Committee (1)	Compensation Committee	Governance Committee
Non-Employee Directors:
Alvaro J. Aguirre		*	*
James F. Burr
Christine H. H. Camp	*	C	*
Earl E. Fry	C	*
Paul J. Kosasa			C
Duane K. Kurisu	*
Colbert M. Matsumoto
Crystal K. Rose	*	*	*

* = Member

C = Chair

(1)  Mr. Kurisu was appointed to the Audit Committee on January 25, 2012.

Interested parties may communicate directly with the Chair of the Board or with the non-management or independent directors as a group, by writing to: Crystal K. Rose, Bays Deaver Lung Rose & Holma, 1099 Alakea Street, 16th Floor, Honolulu, Hawaii 96813.  Alternatively, concerns may be made known and communicated directly to the Chair of the Board or to the non-management or independent directors as a group, through procedures set forth in the Company’s Complaint Policy which is available on the Company’s website (www.centralpacificbank.com).

Audit Committee

The Audit Committee held ten (10) meetings during 2011.  The responsibilities of the Audit Committee are described below under the subheading “Report of the Audit Committee”.  The Audit Committee operates under a Charter adopted by the Board.  The Charter of the Audit Committee is available on the Company’s website (www.centralpacificbank.com).  The current members of the Company’s Audit Committee are Earl E. Fry (Chair), Christine H. H. Camp, Duane K. Kurisu, and Crystal K. Rose, each of whom is “independent” within the meaning of the listing standards of the NYSE and the rules of the SEC.  The Board has also determined that each member is financially literate, as such qualification is defined under the rules of the NYSE, and that each member has accounting or related financial management expertise, as such qualification is defined under the rules of the NYSE, and that Mr. Fry is an “audit committee financial expert” within the meaning of the rules of the SEC.  No member of the Audit Committee serves on the audit committee of any other publicly registered company.

Pursuant to the Company’s Audit Committee Charter, the Audit Committee reviews and evaluates all related party transactions that are material to the financial statements pursuant to the Company’s Policy Regarding Transactions with Related Persons, and determines conflicts of interest pursuant to the Company’s Code of Conduct & Ethics and pursuant to its Code of Conduct & Ethics for Senior Financial Officers.  In addition, certain loans to directors and executive officers and their related interests are subject to the lending restrictions set forth in Federal Reserve Board Regulation O and the lending policies and procedures of the Bank.  Each director and executive officer is required to report to the Company transactions with the Company in which they have an interest.

Compensation Committee

The Compensation Committee held nine (9) meetings during 2011.  The Compensation Committee’s primary purpose is to assist the Board in discharging the Board’s responsibilities relating to compensation of the Company’s executive officers by evaluating and recommending to the Board approval of executive officer benefit, bonus, incentive compensation, severance, equity-based or other compensation plans, policies and programs of the Company and providing all required disclosures on executive compensation for inclusion in the Company’s proxy statement.  The functions of the Compensation Committee are further described in “Compensation of Directors and Executive Officers” below, under the subheading “Compensation Discussion and Analysis.”  The Charter of the Compensation Committee is available on the Company’s website (www.centralpacificbank.com).  The current members of the Company’s Compensation Committee are Christine H. H. Camp (Chair), Alvaro J. Aguirre, Earl E. Fry, and Crystal K. Rose, each of whom is “independent” within the meaning of the listing standards of the NYSE, is a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Interaction with Consultants

From time to time, the Compensation Committee seeks advice from outside experts in the compensation field.  The Committee has historically engaged a compensation consultant to provide input on both Board and executive compensation issues.  In 2011 the Committee retained McLagan, an AonHewitt Company.  McLagan is a compensation consulting and performance benchmarking firm focused exclusively on the financial services sector.

In 2011, the Compensation Committee engaged McLagan to provide market benchmarking information and advisory services related to executive and director compensation plan design features, positioning to market, and regulatory compliance. McLagan was engaged directly by the Compensation Committee and McLagan consultants reported directly to the Committee for its services in these capacities. The Committee discusses, reviews, and approves all consulting projects performed by McLagan and periodically reviews the relationship with McLagan and considers competitive proposals from other firms.

Governance Committee

The Governance Committee held four (4) meetings during 2011.  The Governance Committee is responsible for promoting the best interests of the Company and its shareholders through the implementation of sound corporate governance principles and practices, including identifying individuals qualified to become Board members, recommending nominees for directors of the Company, reviewing the qualifications and independence of the members of the Board and its committees, reviewing and monitoring the Company’s Corporate Governance Guidelines, monitoring the Board’s and the Company’s compliance regarding changes in corporate governance practices and laws and leading the Board in its annual review of the performance of the Board.  The Charter of the Governance Committee and the Company’s Corporate Governance Guidelines are available on the Company’s website (www.centralpacificbank.com).  The current members of the Company’s Governance Committee are Paul J. Kosasa (Chair), Alvaro J. Aguirre, Christine H. H. Camp, and Crystal K. Rose, each of whom is “independent” within the meaning of the listing standards of the NYSE.

Director Resignation Policy

On January 28, 2009, the Board adopted a “Director Resignation Policy” which provides that at any shareholder meeting at which directors are subject to an uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall tender a letter of resignation to the Board for consideration by the Governance Committee.  The Governance Committee shall recommend to the Board the action to be taken with respect to such offer of resignation.  The Board shall act promptly with respect to each such letter of resignation and shall notify the director concerned of its decision.  Any director who tenders his or her resignation pursuant to this provision shall not participate in the Governance Committee or Board action regarding whether to accept his or her resignation offer.

Equity Grant Guidelines

The Company has Equity Grant Guidelines (“Equity Guidelines”) which are to be considered in connection with grants of Company equity whether in the form of Company stock, stock options, or other forms of equity grants made by the Company to directors, officers or employees of the Company or any of its subsidiaries.  The Equity Guidelines set forth guidelines regarding how and when grants may be made, including how grants are to be approved and documented.

Director Independence and Relationships

The Board has determined, in accordance with our Standards Regarding Director Independence, that all directors who are currently directors or who served during 2011 and all nominees (other than Mr. Dean who is President and Chief Executive Officer and Ronald K. Migita, the Company’s former Chief Executive Officer and President) are “independent” within the meaning of the rules of the NYSE.  All of the directors and nominees (other than Messrs. Dean and Migita) are non-employees.  All committees of the Board are comprised solely of independent directors.

With respect to those directors who were determined independent by the Board, the following transactions, relationships and arrangements were considered by the Board in its determination of a director’s independence and none were found to be material as they relate to director independence:

During 2011, the following directors and nominees either directly and/or indirectly through companies in which they have a business interest or affiliation, received and/or had outstanding loans with the Bank: current directors - Paul J. Kosasa, Duane K. Kurisu, Colbert M. Matsumoto, Crystal K. Rose; former directors - Richard J. Blangiardi, B. Jeannie Hedberg, Mike K. Sayama, Maurice H. Yamasato.

During 2011, the following directors and nominees either directly and/or indirectly through companies in which they have a business interest or affiliation, opened and/or maintained deposit, trust, investment and/or other banking accounts with the Bank:  current directors - Christine H. H. Camp, John C. Dean, Earl E. Fry, Paul J. Kosasa, Duane K. Kurisu, Colbert M. Matsumoto, Crystal K. Rose; former directors - Richard J. Blangiardi, B. Jeannie Hedberg, Ronald K. Migita, Mike K. Sayama, Maurice H. Yamasato, Dwight L. Yoshimura.

During 2011, the following directors and nominees served on boards of non-profit, community, charitable and/or cultural organizations, which received monetary donations from the Bank:  current directors – Christine H. H. Camp, Paul J. Kosasa, Colbert M. Matsumoto, Crystal K. Rose; former directors - Richard J. Blangiardi, Ronald K. Migita, Mike K. Sayama, Maurice H. Yamasato.  For 2011, the Company did not pay to any charitable or non-profit organization in which one of the Company’s Board members serves on that organization’s board, any amount in excess of the greater of $1,000,000 or 2% of the recipient organization’s gross annual revenues, and with respect to the current directors, the amount received by such organizations ranged from a low of $540 to a high of $17,500 with, the average donation being approximately $4,800 (with respect to our current directors, ten donations were made in 2011, totaling $48,163; with respect to our former directors, two donations were made in 2011 totaling $25,500).

During 2011, the following directors and nominees served on boards of companies that either directly or indirectly had business relationships with the Bank in the ordinary course of the Bank’s business, in which the directors had no involvement and which are on no more favorable terms than for other similarly situated matters:  Duane K. Kurisu and Colbert M. Matsumoto.

During 2011, the following directors served as officers of companies that either directly or indirectly had business relationships with the Bank in the ordinary course of the Bank’s business, in which the directors had no involvement and which are on no more favorable terms than for other similarly situated matters:  current directors - Paul J. Kosasa, Duane K. Kurisu, Colbert M. Matsumoto; former directors - Richard J. Blangiardi, Mike K. Sayama.

Company director Duane K. Kurisu is a director of Tradewind Capital Group, Inc. (“TCG”) and of Island Holdings Inc., which owns TCG.  See information above for Colbert M. Matsumoto regarding the PTA construction loan.  Mr. Kurisu had no direct involvement in the PTA loan transaction and it was made on no more favorable terms than for other similarly situated transactions.

Company director Duane K. Kurisu is a director and holds a less than a 5% ownership interest in Oahu Publications, Inc. (“OPI”) which publishes Honolulu Star Advertiser/Midweek (“Honolulu Star”).  Mr. Kurisu is sole owner and Chief Executive Officer of PacificBasin Communications, LLC which publishes Hawaii Business magazine and Honolulu magazine.  In 2011, the Bank paid a total amount of $495,932 for print and online advertising in these publications: $416,592 in the Honolulu Star; $43,460 in Hawaii Business Magazine; and, $35,880 in Honolulu magazine. Mr. Kurisu had no direct involvement with any transaction involving the placement of advertising and they were made on no more favorable terms than for other similarly situated transactions.  OPI has a term loan with CPB ($6,800,000 loan made on 6/17/11, outstanding balance of $6,228,375 as of 12/31/11).  Regarding said term loan, the largest aggregate amount of principal outstanding during 2011 was $6,800,000 as of 6/17/11; amount of principal paid during 2011 was $571,625; amount of interest paid during 2011 was $153,632; rate of interest was 4.30%.  OPI also has a line of credit with CPB ($960,000 line made on 6/17/11, outstanding balance of $0 as of 12/31/11).  Regarding said line, the largest aggregate amount of principal outstanding during 2011 was $960,000 as of 6/17/11; amount of principal paid during 2011 was $960,000; amount of interest paid during 2011 was $2,493; rate of interest was 4.19%.

Company director Colbert M. Matsumoto is the President and a director of Tradewind Capital Group, Inc. (“TCG”) which is the sole member of Island-Waipahu, LLC (“Island-Waipahu”).  Island-Waipahu and M&M Investments, Inc. (“M&M”) each hold 50% membership interests in Plantation Town Apartments LLC (“PTA”).  PTA has a construction loan to develop a residential condominium project in Waipahu, Hawaii.  Regarding said construction loan, the largest aggregate amount of principal outstanding during 2011 was $7,071,293 (as of January 1, 2011); the amount outstanding as of December 31, 2011, was $5,006,121; the amount of principal paid during 2011 was $2,246,355; the amount of interest paid during 2011 was $349,880; and, the rate of interest was 5.50% effective December 5, 2009.  Demand for this project has been adversely impacted by restrictive affordable-housing criteria, weakened economic conditions, and tightened credit markets.  Mr. Matsumoto is President and a director and holds less than a 5% ownership interest in Island Holdings, Inc., which owns TCG.  TCG is a majority shareholder in Century Computers, Inc. (“CCI”) and Mr. Matsumoto serves as a director of CCI.  Prior to TCG’s investment in CCI and Mr. Matsumoto’s election as a Director of CCI, CCI was a vendor to the Bank and provided various information technology and business process services, and in 2011 was paid $184,464 for such services.  Mr. Matsumoto had no direct involvement in these transactions and they were made on no more favorable terms than for other similarly situated transactions.

Company director Colbert M. Matsumoto is Chairman of the Board of Atlas Insurance Agency, Inc. (“Atlas”), he is Chief Executive Officer and Chairman of the Board of Island Insurance Company, Ltd. (“Island”), and he is President and Chairman of the Board of Island Holdings, Inc. which owns both Atlas and Island. In 2011, out of the insurance premiums which the Company and its subsidiaries paid for insurance policies that Atlas placed on behalf of the Company and its subsidiaries, Atlas received a total of $142,400 in commissions.  In addition, Atlas paid the Bank $41,487 in rent for space in the Bank’s Hilo office building.  Mr. Matsumoto had no direct involvement in these transactions and they were made on no more favorable terms than for other similarly situated transactions.  Mr. Matsumoto is a director of OPI which publishes the Honolulu Star.  In 2011, the Bank paid Honolulu Star $416,592 for print and online advertising.  Mr. Matsumoto is a Trustee of the Employees Retirement System of the State of Hawaii (“ERS”).  In 2011, CPB’s subsidiary, Central Pacific HomeLoans, Inc. paid ERS $703,173 in rent for space in City Financial Tower.  Mr. Matsumoto is a Director and Chairman of the Board of Tradewind Insurance Company, Ltd. which provides workers compensation insurance coverage to the Bank under a policy with a term ending March 1, 2012, for which it received a premium of $115,969.  Mr. Matsumoto had no direct involvement in these transactions and they were made on no more favorable terms than for other similarly situated transactions.

Company director Paul J. Kosasa is President and Chief Executive Officer of ABC Stores.  In 2011, the Bank paid ABC Stores $89,709 for the right to lease space in various ABC Stores locations for the placement of Bank ATMs.

Richard J. Blangiardi, who resigned as Company director on February 18, 2011, is General Manager of KGMB and KHNL (owned by Raycom Media) television stations and is an employee of Raycom Media which also owns television station KFVE.  In 2011, the Bank paid KGMB $114,100, KHNL $10,000, KFVE $29,950, and hawaiinewsnow.com $40,862, totaling $194,912, for the purchase of television advertising.  Mr. Blangiardi had no direct involvement in these transactions and they were made on no more favorable terms than for other similarly situated transactions.

Mike K. Sayama, who resigned as Company director on February 18, 2011, is a Vice President of Hawaii Medical Service Association (“HMSA”).  In 2011, the Bank paid $245,287 to HMSA in rent for the Bank’s Keeaumoku Branch which is located in one of HMSA’s buildings (which amount, when combined with all other amounts paid to HMSA in 2011, comprises significantly less than 2% of HMSA’s 2010 gross revenues).  Mr. Sayama had no direct involvement in these transactions and they were made on no more favorable terms than for other similarly situated transactions.

Loans to Related Persons

The Bank, which is a wholly owned subsidiary of the Company, has made (in addition to the loans specified in the “Director Independence and Relationships” section immediately preceding this section) loans to directors and executive officers, their immediate family members, and companies in which they have an interest, in the ordinary course of its business as a bank.  These loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank and do not involve more than the normal risk of collectibility or present other unfavorable features, excepting, however, those loans and credits specifically described in the preceding “Director Independence and Relationships” section.

Policy Regarding Transactions with Related Persons

The Company has a Board approved written policy (“Policy Regarding Transactions with Related Persons”) which sets forth the process and procedures for the review, approval, ratification and disclosure of any transaction with a related person (“transaction” and “related person” being as defined by Item 404 of SEC Regulation S-K).  Transactions with related persons that affect a director’s independence are reviewed by the Company’s Governance Committee.  Transactions with related persons that involve loans are reviewed by the Bank’s Board Directors Loan Committee.  All other transactions with related persons that are material to the financial statements are reviewed by the Company’s Audit Committee.

Board Leadership Structure and Risk Oversight

The Company’s Board has no policy with respect to the separation of the offices of Chairman, President and Chief Executive Officer.  It is the Board’s view that rather than having a rigid policy, the Board, with the advice and assistance of its Governance Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the offices of Chairman, President and Chief Executive Officer should be separate.  The Board has determined that having two separate individuals serve as Chief Executive Officer and Chairman, respectively, is in the best interests of the Company and its shareholders at this time.  Accordingly, on April 20, 2011, John C. Dean was appointed President and Chief Executive Officer of the Company and the Bank, and Crystal K. Rose was appointed as the Chair of the Board of the Company and the Bank.  Prior to these appointments, Mr. Dean had served as Executive Chairman of the Company and the Bank, and Ms. Rose was the lead director of the Board of the Company and the Bank.  The Chief Executive Officer is responsible for setting the strategic direction and the day-to-day leadership and performance of the Company, while the Chair of the Board provides overall leadership to the Board, works with the Chief Executive Officer to prepare Board meeting agendas and chairs meetings of the Board.  This leadership structure allows the Chief Executive Officer to focus on his operational responsibilities, while keeping a measure of independence between the oversight functions of the Board and those operating decisions.  All members of the Board are outside (non-management) directors with the sole exception of Mr. Dean.  As the Board’s Lead Director until April 20, 2011, and as Chair of the Board since April 20, 2011, Ms. Rose presided over all meetings of the non-management directors in executive sessions, acted as liaison and facilitated communications between the Board and the principal executive, and ensured independent Board governance and oversight of management.  In addition, all members of the Board’s Audit Committee, Compensation Committee, and Governance Committee are comprised of independent, non-management directors.

The Company is a one-bank holding company, with the Bank being the Company’s only bank subsidiary.  All of the directors on the Company’s Board also serve on the Bank’s Board of Directors.  In addition, all of the Company’s directors who serve on the Company’s Audit Committee, Compensation Committee and Governance Committee also serve on those same board level committees at the Bank.  Ernst & Young, the Company’s and Bank’s Internal Auditor effective February 1, 2010, reports directly to the Company’s and Bank’s respective Audit Committees.  In addition, the Bank also has an additional board level Trust Committee and Directors Loan Committee which provide board level oversight over the Bank’s trust activities and lending activities respectively.  The Company’s and Bank’s Audit Committees perform the required and customary risk oversight functions of an Audit Committee, to include, overseeing accounting, auditing, internal controls, legal and regulatory matters, financial reporting and financial risk.  The Company’s and the Bank’s Compensation Committees perform the required and customary risk oversight functions of a Compensation Committee, to include, overseeing the Company’s and Bank’s compliance with any laws, rules and regulations applicable to the Company’s and Bank’s compensation practices, plans and programs, and to ensure that compensation is not structured in a way which will encourage unnecessary or excessive risk taking.  The Company’s and Bank’s Chief Financial Officer, General Counsel, and Compliance Manager report regularly to the Company’s and Bank’s Audit Committees.  The Company’s and Bank’s Chief Credit Officer is required to report regularly to the Bank’s Directors Loan Committee.  All Company and Bank executive officers report regularly to the Company’s and Bank’s Board of Directors.

Code of Conduct & Ethics

The Company is committed to promoting and fostering ethical conduct and sound corporate governance principles.  The Company has a Code of Conduct & Ethics applicable to all employees, officers and directors of the Company.  In addition, the Company also has a supplemental Code of Conduct & Ethics For Senior Financial Officers, which is applicable to the Chief Executive Officer, President, Chief Financial Officer, Controller, any other principal financial officer or principal accounting officer and any other person fulfilling and/or performing any similar role, function or capacity.  Both of the aforementioned Codes of Conduct & Ethics are available on the Company’s website (www.centralpacificbank.com).

Director Nomination Process

Director Qualifications. The Governance Committee is responsible for reviewing the qualifications and independence of director nominees in accordance with the criteria set forth in the Company’s Corporate Governance Guidelines.  The general criteria considered include qualification as independent, diversity, age, skills, experience and other relevant considerations in the context of the needs of the Board.  Diversity is considered and desired and is viewed in a broad context, to include aspiring to having individuals serving on the Board representing different professions, industries, backgrounds, experiences, cultures, ethnicities, races, and gender, representative of Hawaii’s multi-cultural, multi-ethnic, and multi-racial population and community.

Identifying and Evaluating Nominees. The Board seeks to identify candidates for director positions that are best qualified and suited to meet the needs of the Company and to present these candidates for shareholder approval, as and when director positions become open and available.  The Governance Committee will first identify, review, evaluate and recommend to the Board, nominees for director positions.  The Board will then vote whether or not to recommend such nominees to the Company’s shareholders for election.

In identifying potential director nominees, the Governance Committee will search within the State of Hawaii and may search outside the State of Hawaii for any potential director candidates, and in this regard, may utilize the services of a professional search firm.  While the same general criteria set forth above shall be applied in evaluating a candidate’s qualifications, it is difficult to enumerate all of the attributes, skills and qualities that the Governance Committee and/or Board may, at any given point in time, determine, consider and value in evaluating, selecting and recommending director nominees.  Accordingly, the Governance Committee and the Board exercise their discretion and consider any circumstances, experiences, attributes, skills, qualities, and factors applicable to any director nominee with the intent and purpose of having the best qualified and best suited directors serving on the Board at all times, as well as ensuring that the Board as a whole is diverse and well rounded.  The Board may enlist the services of a third party to conduct a background check or other investigation in order to determine whether a candidate meets any criteria.

Shareholder Nominees. In accordance with the policies set forth in the Company’s Corporate Governance Guidelines and the Company’s Bylaws (as amended), the Governance Committee will consider properly submitted director nominees for election at the year 2013 Annual Meeting of Shareholders recommended by shareholders if such recommendations are received in writing not less than ninety (90) calendar days nor more than one hundred twenty (120) calendar days prior to the first anniversary date of the annual meeting for the preceding year, and comply with all other applicable requirements set forth in said Corporate Governance Guidelines and Bylaws (as amended).  Shareholder recommendations should be addressed to the Company’s Corporate Secretary, P.O. Box 3590, Honolulu, Hawaii 96811.

Communications with the Board

Shareholders of the Company and others may send written communications directly to the Board, addressed to: Board of Directors of Central Pacific Financial Corp., 220 South King Street, 22nd Floor, Honolulu, Hawaii 96813.  Any such communication may be directed to the attention of the Chair of the Board or the Chair of any Board Committee (such as, for example, the Chair of the Audit Committee or the Chair of the Governance Committee) or to the non-management or independent directors.  Shareholders and others sending such communications should include the following in their written communication: (a) such shareholder(s) and others should identify himself/herself/itself/themselves, and if a shareholder, provide reasonably satisfactory proof of their ownership of the Company’s stock; (b) such shareholder(s) and others should state in reasonable detail and communicate with reasonable clarity and specificity their issue or concern; and (c) such shareholder(s) and others should include their contact information (at a minimum, phone number and address).  Shareholders and others who wish to communicate anonymously with the Board or any group of the Board should refer to the Company’s Complaint Policy.  However, nothing that is stated in this paragraph shall override any requirements imposed on any shareholder communications under the Company’s Articles of Incorporation (as amended) or Bylaws (as amended) or other governing documents or by any law, rule or regulation.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the United States Securities Act of 1933, as amended, or under the United States Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference.

As of February 23, 2012, the Audit Committee is comprised of four (4) non-management directors and operates pursuant to a written charter that was readopted by our Board in December, 2011.  The charter is also available on our website at https://www.centralpacificbank.com.  During 2011, the Audit Committee held ten (10) meetings, including three (3) private sessions with executive management, four (4) private sessions with the independent auditors, and three (3) private sessions with the Director of Enterprise Risk Management and Internal Audit and Credit Review Coordinator.  The Audit Committee’s primary purposes are to:  (a) assist the Board in its oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the Company’s independent auditors’ qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditors; (b) decide whether to appoint, retain or terminate the Company’s independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and (c) prepare this Report.  The Board has determined, upon the recommendation of the Governance Committee, that each member of the Audit Committee is “independent” within the meaning of the rules of the NYSE and the SEC.  The Board has also determined that each member is financially literate, that three (3) members have accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE, and that two (2) members are “audit committee financial experts” within the meaning of the rules of the SEC, being Earl E. Fry, Chair of the Audit Committee, and Christine H. H. Camp.  The Audit Committee is established in accordance with Section 3(a)(58)(A) of the United States Securities Exchange Act of 1934, as amended.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The independent auditors are responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles and auditing the effectiveness of internal control over financial reporting.  The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors.  The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance adopted by the PCAOB.  The Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, as adopted by the PCAOB, and has discussed with the independent accountant the independent accountant’s independence.  All non-audit services performed by the independent auditors must be specifically pre-approved by the Audit Committee or a member thereof.

During 2011, the Audit Committee performed all its duties and responsibilities under the Audit Committee Charter.  In addition, based on the reports and discussions described in this Report, the Audit Committee recommended to the Board that the audited financial statements of the Company for 2011 be included in the Company’s Annual Report on Form 10-K for such fiscal year.

Respectfully submitted by the current members of the Audit Committee of the Board:

Earl E. Fry, Chair
Christine H. H. Camp
Duane K. Kurisu
Crystal K. Rose

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

The following table shows, for the year ending December 31, 2011, information on compensation earned by or awarded to each non-employee director who served on the Company’s Board during 2011.

	Fees Earned or Paid in Cash	Stock Awards		Options Awards	Non-Equity Incentive Plan Compensation	Change in Pension Values & Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name	($)	($)		($)	($)	($)	($)	($)

(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)
Alvaro J. Aguirre	$75,000		$-	$-	$-	$-	$-	$75,000
Richard J. Blangiardi	$4,517		$-	$-	$-	$-	$-	$4,517
James F. Burr	$75,000		$-	$-	$-	$-	$-	$75,000
Christine H.H. Camp	$89,998	$		$-	$-	$-	$-	$90,000
Earl E. Fry	$100,000		$-	$-	$-	$-	$-	$100,000
B. Jeannie Hedberg	$4,450		$-	$-	$-	$-	$-	$4,450
Paul J. Kosasa	$89,998	$		$-	$-	$-	$-	$90,000
Colbert M. Matsumoto	$75,000		$-	$-	$-	$-	$-	$75,000
Ronald K. Migita	$3,250		$-	$-	$-	$-	$-	$3,250
Crystal K. Rose	$124,988	$		$-	$-	$-	$-	$125,000
Mike K. Sayama	$4,450		$-	$-	$-	$-	$-	$4,450
Maurice H. Yamasato	$3,250		$-	$-	$-	$-	$-	$3,250
Dwight L. Yoshimura	$2,650		$-	$-	$-	$-	$-	$2,650

Note:	(a)

As of the closing of the Company’s private placement on February 18, 2011, each of Richard J. Blangiardi, B. Jeannie Hedberg, Ronald K. Migita, Mike K. Sayama, Maurice H. Yamasato and Dwight L. Yoshimura resigned as Directors of the Company.

On February 18, 2011, Crystal K. Rose was appointed Chairman of the Board of Directors of the Company and the Bank, and John C. Dean, who was Executive Chairman, became the President and continued in his role as the Chief Executive Officer of the Company and the Bank.  Mr. Dean continues to serve as a Director of both the Company and the Bank and has waived his right to any board fees.  Compensation for Mr. Dean’s service as an employee is reported with the other “Named Executive Officers” in the Summary Compensation Table.

James F. Burr and Alvaro J. Aguirre were appointed as Directors of the Company and the Bank effective February 24, 2011. Mr. Aguirre has been appointed to the Compensation Committee and Governance Committee of the Company.

Mr. Burr and Mr. Aguirre were appointed to the Board of the Company and the Bank pursuant to the terms of the respective investment agreements between the Company and affiliates of The Carlyle Group and Anchorage Capital Group, LLC.

(b)

Inclusive in this column are fees elected in the form of equity. Beginning April 1, 2011, a new fee structure permitted a Director to elect to receive 0%, 50% or 100% of fees paid in equity. Christine H.H. Camp, Paul J. Kosasa and Crystal K. Rose elected to receive 50% of their Board fees in equity. This equated to 3,059 shares for Ms. Camp and Mr. Kosasa and 4,248 shares for Ms. Rose, equivalent in value to $44,998 and $62,488 respectively, granted on May 2, 2011, at the grant date price of $14.71 per share. The amount of shares granted was determined by the share equivalent of the fee amount, rounded down to the nearest whole share.

During 2011, there were a number of changes to the membership of the Board and committees of the Company, many of which have been described in (a) above. Set forth below is the composition of the committees of the Board, following the closing/funding of the Company’s $325 million private placement on February 18, 2011. Alvaro J Aguirre was appointed to Board committees following regulatory approvals on February 24, 2011.

Date	Board/Committee	Board Member	Role
2/18/2011	Board of Directors	Crystal K. Rose	Chair
2/18/2011	Audit Committee	Earl E. Fry	Chair
2/18/2011	Audit Committee	Christine H. H. Camp	Member
2/18/2011	Audit Committee	Crystal K. Rose	Member
2/18/2011	Compensation Committee	Christine H. H. Camp	Chair
2/18/2011	Compensation Committee	Earl E. Fry	Member
2/24/2011	Compensation Committee	Alvaro J. Aguirre	Member
2/18/2011	Compensation Committee	Crystal K. Rose	Member
2/18/2011	Governance Committee	Paul J. Kosasa	Chair
2/24/2011	Governance Committee	Alvaro J. Aguirre	Member
2/18/2011	Governance Committee	Christine H. H. Camp	Member
2/18/2011	Governance Committee	Crystal K. Rose	Member

Non-employee directors of the Company and the Bank have been eligible to participate in the Company’s 1997 Stock Option Plan and continue to be eligible to participate in the Company’s 2004 Stock Compensation Plan.  The table below shows the aggregate number of unexercised stock option awards and unvested restricted stock awards for each Director as of December 31, 2011.

Name	Unexercised Stock Options	Unvested Restricted Stock
(a)	(b)	(c )
Richard J. Blangiardi	216	0
Christine H. H. Camp	216	0
Earl E. Fry	216	0
B. Jeannie Hedberg	216	0
Dennis I. Hirota	216	0
Paul J. Kosasa	216	0
Colbert M. Matsumoto	473	0
Crystal K. Rose	216	0
Mike K. Sayama	653	0
Maurice H. Yamasato	216	0
Dwight L. Yoshimura	491	0
Al Aguirre	0	0
James Burr	0	0

(b)         For each Director other than Messrs. Aguirre and Burr, 216 of the vested unexercised stock options represent options that were granted on March 11, 2009 as their Company annual board retainer in lieu of cash.  The remaining unexercised stock options represent vested, unexercised stock options granted under the 1997 Stock Option Plan on September 15, 2004 related to the merger with CB Bancshares, Inc.

Retainer & Meeting Fees

From January 1, 2011 through March 31, 2011, the Company and the Bank respectively paid each of their non-employee directors $800 per Board meeting attended and $600 per Board committee meeting attended plus a prorated annual retainer of $5,000 was provided to each non-employee Company director and $7,500 to each non-employee Bank director.  Beginning April 1, 2011, there was a change in the fee structure.  A flat dollar annual retainer was implemented with no separate meeting fees.  In addition, the new fee structure permitted a Director to elect to receive 0%, 50% or 100% of fees paid in equity.  The Board Chair received a retainer of $125,000, the Audit Committee Chair, a retainer of $100,000, and the Compensation, Governance and Senior Loan Committee Chairs, a retainer of $90,000.  All other non-employee directors received a retainer of $75,000.  These annual retainers were paid in one lump sum and reduced by any directors’ fees paid from January 1, 2011 through March 31, 2011.  Mr. Dean did not receive any fees.

Directors Stock Opportunity

Non-employee directors of the Company and the Bank are eligible to participate in the Company’s 2004 Stock Compensation Plan.  The Company determines annually if any grants will be made under the Plan.  For 2011, the non-employee directors of both the Company and the Bank determined that any grants of equity to non-employee directors, other than the opportunity to elect to receive all or a portion of the Company retainer fee in the form of full value shares for 2011, were not appropriate.

Directors Deferred Compensation Plan

The Company maintains a Directors Deferred Compensation Plan under which each non-employee director of the Company and the Bank may elect to defer all or a portion of his or her annual retainer and/or chair and meeting fees.  Under the Directors Deferred Compensation Plan, a participating Director may elect from various payment alternatives, but full payout must occur no later than the tenth (10th) anniversary of separation from service.  Under the Directors Deferred Compensation Plan, deferred amounts are valued based on corresponding investments in certain investment funds offered by the Bank’s Trust Division which are selected by the Director.  No Plan earnings are considered to be “above-market” or “preferential” and as a result no amounts are reported in column (f) of the Directors Compensation table on a previous page.  The Directors Deferred Compensation Plan is a nonqualified deferred compensation plan under which distributions are made from the general assets of the Company under the direction and oversight of the Compensation Committee.  No Director elected to defer fees in 2011.

COMPENSATION COMMITTEE REPORT

The following Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the United States Securities Act of 1993, as amended, or under the United States Securities and Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference.

During 2011, the Compensation Committee met to review and discuss various compensation and incentive arrangements to ensure these arrangements do not encourage any unnecessary and excessive risk that may threaten the value of the Company.  These reviews included analysis and feedback from the designated senior risk officer (SRO), our SVP, Director of Enterprise Risk Management and Internal Audit and Credit Review Coordinator, as well as consultation and perspective from Human Resources, Corporate Legal, Credit and Risk, outside legal counsel and executive compensation consultants, where appropriate.  The table below lists the arrangements reviewed.

Compensation & Incentive Arrangements Reviewed
•	2011 Compensation arrangements for Executive Committee
•	2011 Equity Grant for certain non-Executive Committee employees
•	2011 Annual Cash Incentive for certain non-Executive Committee employees
•	2011 CPHL Executive Incentive Compensation Plan
•	2011 CPHL Operations Incentive Plan
•	2011 CPHL Affiliates & Sales Commission Compensation Plan
•	2011 CPHL Secondary Marketing Incentive Plan
•	2011 Community Banking Region and Branch Performance Driven Incentive and Recognition Plan
•	2011 CPIS Commission Compensation Plan
•	2011 Annual Incentive Compensation Plan
•	Chief Information Officer Compensation Arrangement
•	Revised Compensation Arrangement for President & CEO, CPHL
•	Chief Financial Officer appointment & compensation adjustment
•	2012 Central Pacific Financial Corp. Annual Incentive Plan
•	2012 CPHL Executive Incentive Compensation Plan
•	2012 CPHL & Affiliates Sales Compensation Plan
•	2012 CPHL Operations Incentive Compensation Plan
•	2012 Community Banking Region and Branch Performance Driven Incentive and Recognition Plan
•	2012 CPIS Commission Compensation Plan

The Compensation Committee’s review and discussion of the risks that face the Company concluded that the Company’s and Bank’s compensation philosophies, complemented by the appropriate balance and mix of cash and equity compensation, are adequate and the compensation arrangements and incentive plans are not reasonably likely to encourage unnecessary and excessive risk that may threaten the overall value of the financial institution.

Summary of the specific findings from the review included:

1.	Observation that there were no annual or long term cash incentive plans for the CEO and other non-CEO senior executive officers in 2011.
2.

Observation that there are no specific risk factors applied to the annual distribution of share equivalents. However, the Bank’s plans are structured such that negative results will be evaluated in relation to the shares granted.

3.

Observation that compliance with the June 2010 joint federal regulatory compensation guidelines should be discussed and evaluated with individual lines of business to ensure compliance. This includes establishing a balance in incentive plans and establishing internal controls over the design, implementation and monitoring of compensation arrangements.

4.

Observation that the Bank and CPHL’s incentive and commission compensation plans presented do not encourage any unnecessary and/or excessive risks that may threaten the overall value of the financial institution.

The Compensation Committee certifies that:

(1) It has reviewed with the senior risk officers, the Senior Executive Officers’ (“SEOs”, also known as NEOs) compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of the Company.

(2) It has reviewed with the senior risk officers the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the Company.

(3) It has reviewed the employee compensation plans to eliminate any features of these plans that would encourage reasonably likely manipulation of reported earnings of the Company to enhance the compensation of any employee.

The Compensation Committee has reviewed and discussed with executive management the Compensation Discussion and Analysis that immediately follows this report as required by Item 402(b) of SEC Regulation S-K.  Based on such review and discussion, the Compensation Committee recommended to the Board that the 2011 Compensation Discussion and Analysis be included in the Proxy Statement and incorporated as referenced in our Annual Report on Form 10-K for the year ending December 31, 2011.  Respectfully submitted by the current members of the Compensation Committee of the Board:

Christine H. H. Camp, Chair
Alvaro J. Aguirre
Earl E. Fry
Crystal K. Rose

COMPENSATION DISCUSSION AND ANALYSIS

Set forth below is a discussion of the Company’s compensation policies for 2011, applicable to the individuals serving as the Company’s Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and the three (3) other most highly paid executives.  We refer to these executive positions as our Named Executive Officers (“NEOs”).

Say-on-Pay

The Company is required to permit a separate non-binding shareholder vote to approve the compensation of its executives, as disclosed pursuant to the compensation disclosure rules of the SEC.  This proposal, commonly known as a “Say-On-Pay” proposal, permits shareholders to endorse or not endorse the Company’s executive compensation program.  Because the shareholders’ vote is advisory, it will not be binding on the Board.  However, when setting compensation and in determining compensation policies, the Compensation Committee took into account the results of the April 2011 shareholder advisory vote on executive compensation and will continue to consider the outcome of this vote each year.

Our shareholders approved the compensation of our NEOs as disclosed in the proxy statement for the 2011 annual meeting and approved the Board’s recommendation to hold advisory votes on an annual basis.  Approximately 98% of votes cast were voted in favor of the Company’s executive compensation.  The Committee believes that the results of these votes, is evidence that the Company’s compensation policies and decisions are in the best interests of its shareholders and expects to apply similar principles going forward.

Executive Summary

The Company’s and Bank’s overall financial performance began to improve in 2011 due to a reduction in credit costs and credit risk exposure and a $325 million capital raise from accredited investors in a private placement. As a result of the progress made toward a return to profitability, the Board approved and the NEOs received an adjustment in salary—initially through cash denominated performance units, and later in the year through restricted stock units.  Additional adjustments in salary were limited to a modest increase for Mr. Isono as a result of his promotion to Executive Vice President, Chief Financial Officer.  A decision was made to forgo annual incentives for the third year in a row, which extends to all executives, regardless of whether they are eligible to receive cash incentives under the TARP restrictions.  However, NEOs received a TARP compliant performance based long term restricted stock grant with a mandatory two-year cliff vesting period. These compensation decisions further emphasize the Board’s commitment to pay for performance in alignment with the interests of our shareholders

The compensation decisions and actions in 2011, recommended by the Compensation Committee and approved by the Board, were impacted by the following key factors:

1.	Improvement in the financial condition of the Company and the Bank and the Board’s commitment to continue to make sound and rational business decisions relative to the compensation of our executives.
2.	Desire for general consistency in the executive team’s pay in order to help support a team-based mentality.
3.	Need to motivate and retain a qualified team of executives to lead the turnaround of the Company.
4.	Appointment of Raymond W. Wilson as Executive Vice President, Chief Credit Officer in February 2011. Mr. Wilson joined the Company in June 2010 as Executive Vice President, Special Credits.
5.	Appointment of Glen L. Blackmon as Executive Vice President and Chief Information Officer in June 2011.
6.

Appointment of Denis K. Isono as Executive Vice President, Chief Financial Officer in September 2011. Mr. Isono joined the Company in 2002 and most recently held the position of Executive Vice President, Chief Operations Officer.

7.	Participation in TARP and continued changing regulatory restrictions and guidance regarding executive compensation.
8.

Increased understanding of the Company’s and Bank’s risk management practices and increased direction by the Compensation Committee and the Board to ensure that the Company’s compensation practices, policies, and programs do not encourage unnecessary and excessive risks that could reasonably likely have a material adverse affect on the safety and soundness of the Company and/or manipulation of earnings which could reasonably likely have a material adverse affect on the financial value of the Company.

Compensation Philosophy and Objectives

The central principle of our compensation philosophy is that executive compensation should align with shareholders’ interest, without encouraging excessive and unnecessary risk that could threaten the overall value of the Company.  The executive compensation program is designed to:

▪	Drive performance relative to our strategic plan and goals, including financial performance.
▪	Balance the risk of short-term operational objectives with the need to build long-term sustainable value.
▪

Align executives’ long-term interests with those of shareholders by placing a portion of total compensation at risk, contingent on the Company’s performance, without encouraging unnecessary and excessive risks that threaten the overall value of the Company.

▪	Attract and retain highly-qualified executives needed to achieve our goals and to maintain an executive management group that can provide success and stability in leadership.
▪	Deliver compensation effectively, providing value to the executive in an appropriately risk-controlled and cost efficient manner.
▪	Allow flexibility in responding to changing laws, accounting standards, and business needs, as well as the constraints and dynamic conditions in the markets in which we do business.
▪	Be supported by strong corporate governance, including oversight by the Company’s Board of Directors.

Our compensation program has multiple pay components, including a fixed annual salary, variable annual cash incentive pay, variable long-term equity incentives, and other benefits. We believe that over the long term, a combination of pay components is essential to drive executives to achieve different goals.  Our compensation structure sets base compensation and the other short and long term cash and equity pay components allow us to develop the appropriate total compensation opportunity for our executives.  There is no set formula to determine the mix of the various pay components and the use of the components may change from year-to-year based on the Company’s circumstances, market conditions, and competitive market for executive talent.  The Company participated in the U.S. Treasury’s Capital Purchase Program under the Troubled Asset Relief Program (“TARP”).  As a result of the Company’s participation in TARP, in accordance with the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009, certain restrictions applied to our NEOs’ total compensation.  We discuss each of the pay components and the role they play in our overall compensation structure, in the “Compensation Framework” section. We describe the TARP restrictions in the “Other Issues Relevant to Executive Compensation” section.

Role of the Compensation Committee

The Compensation Committee is responsible for assisting the Board in overseeing the design and administration of our executive compensation program and the Company’s compensation policies, practices, and incentive plans for non-executives.   Such oversight includes evaluating and monitoring the Company’s compensation programs, policies, and practices which could have a material adverse effect on the risk profile of the overall Company.  Appropriate reviews would include at least semi-annual discussions with the Committee appointed senior risk officer to ensure all incentive and bonus compensation plans, structures and arrangements, including those for NEOs, do not have a reasonable likelihood to encourage excessive and unnecessary risk taking and do not pose a threat to the Company’s safety and soundness or the Company’s financial stability.  The Committee also evaluates and recommends to the Board, appropriate policies and decisions relative to executive officer compensation and benefits, including determination of performance and payout targets under the Company’s annual and long-term incentive plans.  It also oversees preparation of executive compensation disclosures for inclusion in our Proxy Statement.

As a result of the Company participating in the United States Department of the Treasury’s Capital Purchase Program, the Compensation Committee’s role is expanded to ensure compliance with the Capital Purchase Program’s requirements.  For further information, see the “Other Issues Relevant to Executive Compensation” section.

Role of Executives in Compensation Committee Deliberations

The Compensation Committee may request that the President & CEO be present at Committee meetings to discuss executive compensation and evaluate the performance of both the Company and individual executives. Other executives may be requested to attend Committee meetings to provide pertinent financial, legal, or operational information. Executives in attendance may provide their insights and suggestions, but only independent Compensation Committee members may vote on decisions regarding changes in executive compensation and other Company compensation matters under their purview for recommendation to the full Board.

The President & CEO does not provide recommendations for changes in his own compensation. The Compensation Committee discusses the President & CEO compensation with him, but the Committee makes final deliberations and all votes regarding the recommendation of his compensation to the full Board are made in an executive session, without the President & CEO present. The Committee initiates any changes in the President & CEO compensation based on a variety of factors including but not limited to, Company performance, regulatory restrictions/guidance, periodic market reviews, and recommendations from independent external executive compensation consultants. For executives other than the President & CEO, the Committee uses the President & CEO’s proposals and input from outside advisors in making its recommendations to the full Board.

Compensation Committee Activity and Key Initiatives During 2011

The Compensation Committee evaluates existing compensation program components on an ongoing basis to maintain the Company’s competitive position to meet the goal of attracting, retaining, and motivating key executives without encouraging unnecessary and excessive risk that could pose a threat to the Company’s safety and soundness, and financial stability.  In 2011, the Compensation Committee met nine (9) times and completed the following initiatives and actions:

•

Overall Compensation for Executive Management – In January 2011, the Compensation Committee in coordination with our outside consultant McLagan, reviewed alternatives for total compensation for its senior executives. Given the improvements in the financial condition of the Company and the Bank, a decision was made to provide NEOs Annual Salary Performance Units that accrue and are earned equally each pay period over the course of the calendar year. From January 1, 2011 through April 30, 2011, the annual salary performance units were in the form of cash denominated performance units. Thereafter, the annual salary units were granted in the form of restricted stock units. Receipt of both the cash denominated performance units and the restricted stock units is deferred until January 1, 2013. In May 2011, a TARP compliant performance based long term restricted stock grant with a mandatory two-year cliff vesting period from date of grant was made to the NEOs.

•

Review of Annual Incentive Plan (“AIP”) – All NEOs were accountable for achieving annual performance goals for 2011 with both corporate and individual targets, however it was determined that no compensation would be tied to achievement of these goals to support the financial recovery of the Company and its expense reduction efforts.

•

Review of 2011 Incentive Plans with Senior Risk Officer – The Compensation Committee met with the senior risk officer (SRO) in March, July and December to discuss findings from the SRO review of all incentive compensation plans for unnecessary and excessive risk.   The overall finding from the discussions was that the Company’s plans did not individually or in their entirety encourage any unnecessary and excessive risks that may threaten the overall value of the financial institution.

•

New Executive Vice President & Chief Credit Officer Compensation Arrangement – On February 16, 2011, Raymond W. Wilson was appointed to the vacant position of Executive Vice President, Chief Credit Officer. An assessment of internal pay equity was made when determining his compensation package to support the Company’s decision to level the compensation among its executive committee members.

•

New Executive Vice President & Chief Information Officer Compensation Arrangement – On June 6, 2011, Glen L. Blackmon was appointed to the newly created position of Executive Vice President, Chief Information Officer. An assessment of internal pay equity was made when determining his compensation package to support the Company’s decision to level the compensation among its executive committee members.

•

Board Retainer Fees – In early 2011, the Compensation Committee retained the services of McLagan to conduct a market analysis of board fees in light of the pending recapitalization and subsequent reduction in the size of the Board. McLagan conducted a market analysis of CPF board director compensation compared to the 2011 Compensation Peer Group as well as the local Hawaii market, and based on the review, the Compensation Committee recommended and the Board accepted the Committee’s recommendation to change the fee schedule for Board members beginning April 1, 2011 to an annual retainer. Board compensation was paid in one lump sum in April 2011, offset by fees paid from January 1, 2011 through March 31, 2011. Board members were given the option to receive 0%, 50% or 100% of their fees in the form of equity.

Due to their affiliation with The Carlyle Group and Anchorage Capital Group, LLC, which are significant investors, Messrs. Burr and Aguirre, respectively, could not individually hold equity in the Company.

•

New Executive Vice President and Chief Financial Officer Compensation Arrangement – On October 1, 2011, Denis K. Isono was appointed as Executive Vice President, Chief Financial Officer. Mr. Isono replaced Lawrence D. Rodriguez who remained an employee of the Company until November 30, 2011, following which he was retained as a consultant. An assessment of internal pay equity was made when determining Mr. Isono’s compensation package to support the Company’s decision to level the compensation among its executive committee members.

•	CEO Performance Plan – The Committee reviewed, discussed and recommended to the Board annual performance goals for 2011 for Mr. Dean.

•

Policy Prohibiting Excessive or Luxury Expenditures – The Compensation Committee reviewed, discussed, and recommended to the Board the adoption of the Company’s Policy Prohibiting Excessive Expenditures.

•

2012 Compensation Arrangements for President & CEO and other NEOs - The Compensation Committee continues to review proposed compensation arrangements for the President and CEO, other NEOs as well as the remaining non-NEO members of the Executive Committee. A decision has been made not to make any changes other than the continuation of the annual salary performance units in the form of restricted stock, as described above, until the Treasury sells its remaining common shares of CPF stock.

•

Staying Abreast of Changing Regulations – The Compensation Committee participated in various McLagan briefings detailing (1) the changing regulatory environment impacting executive compensation and (2) the Committee’s expanded responsibilities for and oversight of company-wide compensation risk management.

Pay Level and Benchmarking

Benchmarking is an important part of our executive compensation review process.  It includes an external review against peer companies and internal review based on pay equity, job scope, responsibility and experience.  McLagan was retained to provide consultation to the Compensation Committee on the Company’s NEO compensation as compared to our peers.

The peer group used to benchmark 2011 compensation to market remained identical to the group developed in late 2010 and was comprised of twenty-one (21) banks selected based on the following criteria:

1)              Publicly-traded non-thrift United States banks with executive compensation reported in public filings.

2)              Focus on Western banks; non-Western banks in major metropolitan areas were also included

3)              Fourth quarter 2010 assets ranging between $2.3 billion to $6.5 billion.

Of the twenty-one peer banks, nine were TARP participating companies and two of these nine converted their TARP Preferred Stock into common shares.  One peer bank, First State Bancorp in Albuquerque, NM (assets $2.3B), failed in 2011, reducing the peer group to twenty.

The Compensation Committee reviews the Compensation Peer Group’s composition on an annual basis and modifies the group as necessary to ensure alignment with the Company’s compensation philosophy, structure, and targeted performance levels.  When benchmarking is used to help determine the actual pay levels of each NEO, the Compensation Committee compares comparable positions in the peer group and also considers issues of internal pay equity, scope of responsibilities and experience.

Target Total Executive Compensation

The Compensation Committee compares NEO base salary, total cash and total direct compensation to the Compensation Peer Group.

Compensation Peer Group

The Compensation Committee approved the following peer group for compensation benchmarking in 2011.  Peers were selected based on the criteria identified earlier.

Rank	Company Name	Ticker	City	State	Total Assets as of 2010Y ($000)
1	Glacier Bancorp Inc.	GBCI	Kalispell	MT	6,759,287
2	CVB Financial Corp.	CVBF	Ontario	CA	6,436,691
3	Western Alliance Bancorp	WAL	Phoenix	AZ	6,193,883
4	Texas Capital Bancshares Inc.	TCBI	Dallas	TX	6,446,169
5	Pacific Capital Bancorp	PCBC	Santa Barbara	CA	6,085,548
6	PacWest Bancorp	PACW	Los Angeles	CA	5,529,021
7	BancFirst Corp.	BANF	Oklahoma City	OK	5,060,249
8	Sterling Bancshares Inc.	SBIB	Houston	TX	5,191,953
9	Westamerica Bancorp.	WABC	San Rafael	CA	4,931,524
10	Pinnacle Financial Partners	PNFP	Nashville	TN	4,909,004
11	Independent Bank Corp.	INDB	Rockland	MA	4,695,738
12	Banner Corp.	BANRD	Walla Walla	WA	4,406,082
13	Taylor Capital Group Inc.	TAYC	Rosemont	IL	4,483,854
14	Columbia Banking System Inc.	COLB	Tacoma	WA	4,256,363
15	First Financial Bankshares	FFIN	Abilene	TX	3,776,367
16	Union First Market Bkshs Corp.	UBSH	Richmond	VA	3,837,247
17	Sandy Spring Bancorp Inc.	SASR	Olney	MD	3,519,388
18	Nara Bancorp Inc. (renamed BBCN Bancorp, Inc.)	BBCN	Los Angeles	CA	2,963,296
19	Wilshire Bancorp Inc.	WIBC	Los Angeles	CA	2,970,525
20	Hampton Roads Bankshares	HMPR	Norfolk	VA	2,900,156
	Average				4,767,617

Compensation Framework

In early 2011, the Compensation Committee retained McLagan to conduct our annual market analysis.  The analysis compared proposed adjustments to total compensation to market using the CPF Peer Group target level performance.   Results of the market comparison from a total compensation perspective showed John Dean’s compensation 10% below the market median and the aggregate compensation of the top five officers was slightly above market. In an effort to support teamwork, non-CEO NEOs were compensated with little variation in base salaries and no variation in variable compensation, therefore the focus is on total compensation to market of the group, rather than the individual. The market analysis results were used in determination and support of compensation adjustments described below for 2011.

Mix of Compensation – Historically, our compensation structure has been designed with a balance between salary and variable compensation with a majority of an executive’s direct compensation at-risk.  We moved away from this mix of compensation for the past several years due to the Company’s financial condition by suspending both long and short term incentive opportunities.  In 2011, the Board approved an adjustment to salaries through annual salary performance units.  In addition, to focus on the long term, TARP compliant performance based long term restricted stock grants were made.

Elements of Compensation – Generally, our executive compensation program consists of the following components to be used in the appropriate combination to meet our compensation philosophy and objectives including responding to changing financial conditions and regulatory restrictions and guidance.

•

Salary — Fixed base pay that reflects each executive’s position, individual performance, experience, and expertise. Our compensation structure sets base pay at approximately the 50th percentile relative to peer banks.

•

Annual Cash Incentive — Pay that varies based on performance against annual business objectives. We communicate the associated performance metrics, goals, and award opportunities (expressed as a percentage of salary) to the executives at the beginning of the year. In 2011, no Annual Incentive Plan opportunity was available to any existing NEO.

•

Long-Term Incentives — Equity-based awards with values driven by achievement of goals with a long term focus.  A TARP compliant performance based long term restricted stock grant with a mandatory two-year cliff vesting period from date of grant was provided to NEOs in 2011.

•

Other Compensation — Includes perquisites, consistent with industry practices in comparable banking companies, as well as broad-based employee benefits such as medical, dental, disability, 401(k) Retirement Savings Plan and life insurance coverage.

Salary

We pay our executives cash salaries intended to be competitive and consider the executive’s experience, performance, responsibilities, and past and potential contribution to the Company. The objective of paying salary is to provide a base level of compensation to fairly reflect the executive’s job and scope of the role performed within the Company.  There is no specific weighting applied to the factors considered in setting the level of base salaries, and the Compensation Committee uses its own judgment and expertise in determining appropriate salaries within the parameters of our compensation philosophy and objectives, with the guidance and support from an independent executive compensation consultant. Based on the previously discussed decision to minimize variation in compensation among the non-CEO NEOs, there is very little differentiation in base salaries.

In making salary decisions, the Compensation Committee also considers the positioning of projected total compensation with target-level performance incentives.  Because we set incentive opportunities as a percentage of salary, changes in salary have an effect on total compensation.  Before recommending salary changes to the Board, the Committee reviews the projected total compensation based on the proposed salaries.

Salary Adjustments Made in 2011 –A temporary annual increase in salary was implemented effective January 1, 2011, in the form of annual salary performance units that accrued and were earned equally each pay period over the course of the calendar year.  From January 1, 2011 through April 30, 2011, the annual salary performance units were in the form of cash denominated performance units.  Thereafter, the annual salary units were granted in the form of restricted stock units.  Receipt of both the cash denominated performance units and the restricted stock units is deferred until January 1, 2013.  Effective October 1, 2011, Denis Isono, former Executive Vice President and Chief Operations Officer, was promoted to Executive Vice President and Chief Financial Officer and received a promotional increase in base pay.

The table below summarizes the NEOs’ annualized salaries in 2011 and the projected annualized salaries for 2012.

Name		Position	2011[5]
John C. Dean		President & CEO	$566,664
Denis K. Isono	[1]	Executive Vice President, Chief Financial Officer	$370,000
Lawrence D. Rodriguez	[2]	Former Executive Vice President, Chief Financial Officer	$360,000
Glen L. Blackmon	[3]	Executive Vice President, Chief Information Officer	$335,000
A. Catherine Ngo		Executive Vice President, Chief Administrative Officer	$360,000
Raymond W. Wilson	[4]	Executive Vice President, Chief Credit Officer	$360,000

1.               Promoted from Executive Vice President, Chief Operations Officer to Executive Vice President, Chief Financial Officer on October 1, 2011 and received a $10,000 per annum promotional increase.

2.               Resigned on November 30, 2011.

3.               Hired as Executive Vice President, Chief Information Officer on June 6, 2011.

4.               Promoted from Executive Vice President, Special Credits to Executive Vice President, Chief Credit Officer on February 16, 2011.

5.               Included in Mr. Dean’s 2011 annualized salary is $206,664 in annual salary performance units. The other non-CEO NEOs 2011 annualized salary includes $100,000 in annual salary performance units, with the exception of Glen L. Blackmon, who received a prorated annual amount of $75,000 for the year.

Annual Cash Incentives

Generally, we use annual incentives to focus executives’ attention on current strategic priorities and drive achievement of short-term corporate objectives.  Management presented and the Compensation Committee accepted a recommendation to forgo annual incentive plans for 2011 performance to continue to support the Company’s expense reduction efforts, as well as to comply with cash incentive prohibitions under TARP.  Although not all NEOs were in the top five most highly compensated employees for 2011, management has chosen to treat its NEOs as if they were all bonus-limited in designing their compensation. There was one NEO, Mr. Wilson, who qualified for a bonus payment in 2011, due to his promotion to Chief Credit Officer

In February 2011, Mr. Wilson was appointed Executive Vice President and Chief Credit Officer (“CCO”). Prior to his appointment he was Executive Vice President of Special Credits and made a significant impact on improving the Company’s asset quality and reducing its credit risk exposure.  In his newly appointed role, Mr. Wilson continues to oversee these efforts and is developing long-term strategies for quality loan growth.  In lieu of providing him an equity grant, which was planned upon approval of his CCO appointment, in May 2011 the Compensation Committee and the Board approved a cash bonus payment of $35,000.

The Company recognizes that a key component to its success and progress in recovery is managing and leveraging information resources to strengthen its competitive position and improve profitability.  To that end, Glen L. Blackmon was selected to fill the newly created position of Executive Vice President, Chief Information Officer in June 2011.  Mr. Blackmon brings a wealth of proven experience and knowledge in technology and information management across multiple industries. As part of his employment offer, the Compensation Committee and Board of Directors approved a $75,000 sign-on bonus.

Long-Term Incentives

We use long-term incentives (“LTIs”) to encourage ownership, foster retention, and align executives’ interests with the long-term interests of shareholders.  For 2011, NEOs received a TARP compliant performance based long term restricted stock grant with a mandatory two-year cliff vesting period from date of grant. This grant is designed to align compensation to market and provide a long term focus on improved profitability.

Other Compensation

The NEOs participate in our broad-based employee benefit plans, such as medical, dental, 401(k) and profit sharing, deferred compensation plan, supplemental disability and term life insurance programs.   The total amounts of these items are reflected in the “All Other Compensation” column of the Summary Compensation Table.  The Compensation Committee believes that these items enhance the effectiveness of our key executives and are consistent with industry practices in comparable banking companies. The Compensation Committee regularly reviews the perquisites we provide.

Other Issues Relevant to Executive Compensation - Emergency Economic Stabilization Act of 2008 (“EESA”) and American Recovery and Reinvestment Act of 2009 (“ARRA”)

On January 9, 2009, as part of the Capital Purchase Program under TARP in accordance with the EESA and pursuant to the terms of a Letter Agreement, dated January 9, 2009 and the related Securities Purchase Agreement—Standard Terms (collectively, the “Securities Purchase Agreement”), the Company issued and sold to the U.S. Treasury (i) 135,000 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B, without par value and having a liquidation preference of $1,000 per share (the “TARP Preferred Stock”), and (ii) a ten-year warrant to purchase up to 1,585,748 shares of the Company’s common stock, no par value, at an exercise price of $12.77 per share (on a pre-reverse split basis), for an aggregate purchase price of $135 million in cash. Concurrently with the Private Placement, the TARP Preferred Stock was exchanged for 5,620,117 common shares and the warrant was amended to reflect an exercise price of $10 per share and to reduce the number of common shares under the warrant to 79,288 to give effect to the 20 for 1 reverse stock split on February 2, 2011 pursuant to an Exchange Agreement between U.S. Treasury and the Company. As of June 22, 2011, the U.S. Treasury holds 2,770,117 common shares and the amended warrant, which has not been exercised.

Executive Compensation Limitations under EESA, ARRA and the Securities Purchase Agreement.  Under EESA, ARRA and the Securities Purchase Agreement, as amended by the Exchange Agreement, the Company is subject to certain restrictions with respect to the compensation of its Senior Executive Officers and other specified employees until such time as the U.S. Treasury ceases to own any equity or debt securities acquired from the Company pursuant to TARP (the “Securities”). It is the Company’s intent to fully comply with applicable restrictions as issued by the U.S. Treasury, FDIC, SEC and any other governing body.  In addition, it is the intent of the Company to comply with guidance from the FRB and FDIC with respect to sound incentive compensation policies.

For purposes of these restrictions and guidance, “Senior Executive Officers” or “SEOs” are defined as (1) the principal executive officer, (2) the principal financial officer and (3) the three most highly compensated executive officers other than the principal executive and financial officers as determined under applicable SEC rules. The Company has determined the following executive officers of the Company constitute “SEOs”:  Mr. Dean, Mr. Isono, Mr. Rodriguez (prior to resignation), Ms. Ngo, Mr. Wilson, and Mr.  Blackmon, and they are the same group of executives included in the Company’s definition of Named Executive Officers, (NEOs).

Unnecessary and Excessive Risk.  In accordance with regulatory restrictions and guidance, the Company has taken and will continue to take the appropriate steps to prevent incentivizing SEOs from taking unnecessary and excessive risks that threaten the value of the Company during the period the U.S. Treasury holds the Securities.

•

The Compensation Committee (i) by 90 days after the purchase under TARP reviewed the SEOs’ incentive and bonus compensation arrangements with the senior risk officer (or other personnel that act in a similar capacity) to ensure that the SEO incentive arrangements do not encourage SEOs to take such unnecessary and excessive risks and (ii) made reasonable efforts to limit any features of the SEOs’ incentive arrangements that would lead the SEO to take such unnecessary and excessive risks.

•	The Compensation Committee met with the senior risk officer to review the relationship between the institution’s risk management policies and the SEO incentive arrangements.

•

The Compensation Committee, comprised entirely of independent Directors, met three times in 2011 with the senior risk officer to discuss and evaluate employee compensation plans in light of an assessment of any risk posed from such plans.

•

The Compensation Committee certified and will take appropriate action to be able to continue to certify in the Compensation Committee Report, included in the Company’s proxy statement, that it has completed the reviews discussed in the prior two bullet points.

General Prohibition.  ARRA included an additional compensation standard prohibiting the use of any compensation plan that encourages manipulation of reported earnings.

Prohibition on Bonus, Retention Awards or Incentive Compensation.  During the period the U.S. Treasury holds the Securities, the Company will be prohibited from paying or accruing any bonus, retention award or incentive compensation to the top five (5) most highly compensated employees (“MHCEs”) for the applicable period.  While the Company’s SEOs and MHCEs are not always the identical group, to demonstrate good faith compliance with this restriction, the Company has taken the position that all SEOs will be treated as though they were MHCEs, with the exception of the bonuses provided to Messrs. Wilson and Blackmon as a result of their promotion and offer of employment, respectively.  These restrictions do not apply to “long term” restricted stock that (1) does not “fully” vest while the Securities remain outstanding, (2) has a value that is one-third or less of the total amount of annual compensation of the employee receiving the restricted stock and (3) is subject to such other terms and conditions as U.S. Treasury may determine is in the public interest.

Clawbacks.  Any incentive or bonus payments paid to an SEO and the next twenty most highly-compensated employees during the period that the U.S. Treasury holds the Securities must be subject to a “clawback” if the payments were based on materially inaccurate financial statements or any other materially inaccurate financial performance metric criteria.

Golden Parachute Payment Prohibition.  The Company may not make any “golden parachute payments” to SEOs or the next five most highly compensated employees during the period the U.S. Treasury holds the Securities. For these purposes, the term “golden parachute payment” generally means any payment to a subject individual made on account of any termination from employment.

Deduction Limitations.  EESA also applies an amended deduction limitation under Section 162(m) of the Internal Revenue Code to the Company for the period that U.S. Treasury holds the Securities.  Under this new deduction limitation, the deduction limit for remuneration paid to SEOs during any taxable years was reduced from $1 million to $500,000.  The $500,000 deduction limit is computed without regard to “performance-based compensation” and certain deferrals of income.

Limitation on Luxury Expenditures.  ARRA requires the Board, during the period that U.S. Treasury holds the Securities, to have in place a Company-wide policy prohibiting excessive or luxury expenditures, as identified by the U.S. Treasury.

CEO and CFO Certifications of Compliance.  ARRA requires the CEO and CFO to provide to the SEC, written certifications of compliance with the EESA and ARRA executive compensation and corporate governance requirements.

As the Compensation Committee reviews the Company’s compensation arrangements going forward, it will continue to take into account, and the Company will comply with, the restrictions set forth in EESA and ARRA and related regulations, as they are promulgated.

Letter Agreements of the SEOs.  In connection with the issuance of the Securities, each of the NEOs that was or is a SEO for purposes of the Capital Purchase Program executed a letter agreement acknowledging and agreeing to the following:

•

The officer will not be entitled to receive certain golden parachute payments during the period in which the U.S. Treasury holds the Securities under the Capital Purchase Program (the “Capital Purchase Program Covered Period”).

•

The officer will be required to and shall return to the Company any bonus or incentive compensation paid to the officer by the Company during the Capital Purchase Program Covered Period if such bonus or incentive compensation is paid to the officer based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

•

Each of the Company’s compensation, bonus, incentive and other benefit plans, arrangements and agreements (the “Benefit Plans”) applicable to the officer is amended to the extent necessary to give effect to the immediately preceding bullet points.

•

To the extent that the Company determines that the Benefit Plans must be revised to ensure that the Benefit Plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of the Company, the officer and the Company will agree to negotiate and effect such changes promptly and in good faith.

Adjustment or Recovery of Awards

Although we do not have a separate policy regarding recovery or clawback of incentive awards in the event of misstated or restated financials results, with our participation in the Capital Purchase Program, as discussed above, we are required to ensure that any executive incentive compensation plan does include such a provision for inaccurate financial statements or incentive criteria.  The Company has complied with this requirement for all incentive plans that have been reviewed and finalized.  Our long-term incentive plan currently permits us to cancel or terminate outstanding awards for any reason (which would include misstated or restated financial results).  In addition, Section 304 of the Sarbanes-Oxley Act provides the ability to recover incentive awards if we are required to restate our financial statements due to noncompliance with any financial reporting requirements as a result of misconduct.  In that case, the CEO and CFO must reimburse us for (1) any bonus or other incentive- or equity-based compensation received during the twelve (12) months following the first public issuance of the non-complying document, and (2) any profits realized from the sale of our securities during those twelve (12) months.  Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Securities and Exchange Commission to direct national securities exchanges to prohibit the listing of any security that fails to adopt a compliant clawback policy for any current or former executive officer if the company is required to file a financial restatement as a result of material noncompliance with applicable securities laws.  This clawback applies to incentive-based compensation during the 3-year period preceding the date on which the issuer is required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement.  The NYSE has not yet promulgated final rules implementing Section 954 of the Dodd-Frank Act.

Timing of Equity Grants

On October 25, 2006, we adopted guidelines regarding the equity grant process and related controls.  The guidelines, which were reviewed and readopted (with minor changes) on  May 20, 2011, are to help ensure that all equity grants are reported and disclosed correctly and accurately, are properly accounted for, and receive proper tax treatment.  The grant guidelines are designed to avoid making regular grants during a regularly scheduled Company blackout period, to avoid having the timing of grant dates be affected by material nonpublic information, and to confirm the use of no less than the closing price of our stock on the grant date.

Stock Ownership Guidelines

On July 27, 2005, the Board adopted stock ownership guidelines applicable to all Directors and executive officers of the Company and the Bank, which were reviewed and amended on January 30, 2008 and April 28, 2010.  The purpose of the guidelines was to define meaningful ownership level expectations for these individuals to more closely align their interests with our shareholders.  Under the guidelines, Directors and certain executives of the Company and Bank were expected to own Common Stock with a value equal to a multiple of their annual retainer or base salary, as applicable, within a specified time period.  Although many of the Company’s Directors and executives had met or made significant progress towards the ownership goals, because the guidelines are defined in terms of share value, and not as a number of shares, meeting the guidelines given the decline in our stock price proved unworkable. As a result, on January 26, 2011, the Board terminated the stock ownership guidelines.  The Company remains committed to the principles from which these guidelines were formed and continues to expect Directors and executives to maintain a meaningful stock ownership in the Company.

Employment Agreements

None of the current NEOs has an employment agreement with the Company and each is employed on an “at will” basis.

Change-In-Control Agreement

None of the current NEOs has a change in control agreement.

Tax and Accounting Considerations

We consider tax and accounting implications in designing our compensation programs.  For example, in selecting long-term incentive compensation elements, the Compensation Committee reviews the projected expense amounts and expense timing associated with alternative types of awards.  Under current accounting rules (i.e., Financial Accounting Standard ASC Topic 718), we must expense the grant-date fair value of share-based grants such as restricted stock, performance shares, and SARs settled in our stock.  The grant-date fair value is amortized and expensed over the service period or vesting period of the grant.  In contrast, awards that are not share-based (e.g., phantom stock) are expensed based on a value that may fluctuate widely over the vesting period and is not fixed at grant date.  In selecting appropriate incentive devices, the Compensation Committee reviews extensive modeling analyses and considers the related tax and accounting issues.  Section 162(m) of the Internal Revenue Code generally places a limit on the tax deduction for compensation in excess of $1 million paid to the chief executive officer and the other four most highly compensated executive officers of a corporation in a taxable year.  In addition, our participation in the Capital Purchase Program has reduced this limit to $500,000 for our NEOs and expanded the definition of what is includable in “compensation”.  The Committee has retained the flexibility, however, to pay compensation which is not deductible for tax purposes because it believes that doing so permits it to take into consideration factors that are consistent with good corporate governance and the best interests of our shareholders.

Conclusion

2011 was a significant year for the Company.  Our financial condition, financial performance and credit risk profile all improved together with an overall reduction in our nonperforming assets, which allowed us to significantly reduce our allowance for loan and lease losses.  We believe we made progress towards our goal to achieve sustainable profitability and to manage liquidity and expenses. In light of the improved condition of the Company and in recognition of the contributions of the leadership team, the Compensation Committee, and the Board fully supported the decision to enhance base salary with periodic annual salary performance units and to award a long term performance based grant of restricted stock to all NEOs.

The Compensation Committee and the Board believe that, in the longer term, it is important to provide market based compensation that will attract and retain highly talented executives with the appropriate competencies and skills necessary for the Company’s success.   Such compensation would include the full range of compensation components, including incentive awards that would vary with our financial performance based on achieving our strategic plan and goals without encouraging excessive and unnecessary risk that could threaten the overall value of the Company. Equally important is the need to maintain shareholder confidence and comply with regulatory executive compensation restrictions and guidance by developing appropriate compensation structures.

Therefore, the Compensation Committee evaluates our compensation program and its related components on an ongoing basis.   Adjustments are made to the compensation structure as appropriate to maintain the Company’s competitive position for executive talent, consistent with our compensation philosophy and objectives, and within the parameters of regulatory restrictions and guidance.  The Committee intends this Compensation Discussion and Analysis to provide full, transparent disclosure of what we believe to be a thoughtfully designed compensation structure which focuses on the achievement of short term objectives, and affirms the philosophy for driving long-term shareholder value.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As of December 31, 2011, the Compensation Committee of the Company was composed entirely of the following four (4) independent Directors: Christine H. H. Camp (Chair), Alvaro J. Aguirre, Earl E. Fry, and Crystal K. Rose.  This list of members reflects a change in composition of the Committee effective February 18, 2011 for Camp and Rose and February 24, 2011 for Aguirre. None of the Compensation Committee members were or are former officers or employees of the Company.  Relationships that members of the Compensation Committee have had and/or maintain with the Company are described in the “Corporate Governance and Board Matters-Director Independence and Relationships” section.

EXECUTIVE COMPENSATION

The table below summarizes the total compensation earned by each of the NEOs for the fiscal year ending December 31, 2011, 2010 and 2009 to the extent such executives served during such periods.  The material terms of compensation of the NEOs are discussed in the Compensation narrative following the Option Exercises and Stock Vested table.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value & Non- Qualified Deferred Compensation Earnings	All Other Compensation	Total

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

John C. Dean, President & Chief Executive Officer	2011 2010	$566,664 $1	$0 $0	$283,329 $394,000	$0 $0	$0 $0	$0 $0	$20,190 $13,031	$870,184 $407,032

Denis K. Isono, Executive Vice President, Chief Financial Officer		2011 2010 2009	$362,523 $255,845 $219,965	$0 $0 $0	$124,991 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$13,814 $15,727 $22,465	$501,328 $271,572 $242,430
Lawrence D. Rodriguez, Former Executive Vice President, Chief Financial Officer	[1]	2011 2010	$330,007 $86,667	$0 $0	$124,991 $110,250	$0 $0	$0 $0	$0 $0	$78,761 $130,897	$533,759 $327,814

Glen L. Blackmon, Executive Vice President, Chief Information Officer	[2]	2011	$223,833	$75,000	$124,996	$0	$0	$0	$146,921	$570,751
A. Catherine Ngo, Executive Vice President, Chief Administrative Officer		2011 2010	$360,008 $27,667	$0 $75,000	$124,991 $0	$0 $0	$0 $0	$0 $0	$58,030 $100,567	$543,029 $203,234

Raymond W. Wilson, Executive Vice President, Chief Credit Officer	[3]	2011	$360,008	$35,000	$124,991	$0	$0	$0	$23,516	$543,515

1.

Lawrence D. Rodriguez resigned on November 30, 2011 prior to vesting of his May 2, 2011 TARP compliant performance based long term restricted stock grant of 8,497 shares (equivalent in value to $124,991 on date of grant) set forth in column “e” above, which was therefore forfeited. The annual salary performance units earned through September 30, 2011 immediately vested with receipt deferred for six months from date of termination as required by IRC Section 409(A). Effective December 1, 2011, Mr. Rodriguez entered into a consulting agreement with the Bank.  Mr. Rodriguez was paid $7,846 in consulting fees and $55,407 in equity, based on the fair market value of 4,249 shares granted to him on December 1, 2011 at the grant date price of $13.04 per share, for services performed during the remainder of 2011. These amounts are included in “All Other Compensation”.

2.

Glen L. Blackmon was hired as Executive Vice President, Chief Information Officer on June 6, 2011. As part of his offer of employment, he received a sign on bonus of $75,000. Prior to his hire, he provided consulting services to the Bank and received $121,624 in consulting fees during 2011, which are reported in “All Other Compensation”.

3.

Raymond W. Wilson was hired as Executive Vice President, Special Credits on June 16, 2010. He was later promoted to Executive Vice President, Chief Credit Officer (CCO) on February 16, 2011. In lieu of providing him an equity grant, which was planned upon approval of his CCO appointment, in May 2011 the Compensation Committee and the Board of Directors approved a cash bonus payment of $35,000.

c.

For Year 2011, this column represents actual salary earned at year-end 2011 plus cash denominated bi-weekly salary units which transitioned to stock-denominated salary units to be settled in cash and stock respectively on January 1, 2013. The following table shows the breakdown of actual salary and salary shares earned in 2011:

	Stock Denominated Salary Units
Name	Base Salary	Settled in Cash	Settled in Stock	Total Salary
John C. Dean,	$360,000	$68,888	$137,776	$566,664
Denis K. Isono	$262,515	$33,336	$66,672	$362,523
Lawrence D. Rodriguez	$238,333	$33,336	$58,338	$330,007
Glen L. Blackmon	$148,833	$0	$75,000	$223,833
A. Catherine Ngo	$260,000	$33,336	$66,672	$360,008
Raymond W. Wilson	$260,000	$33,336	$66,672	$360,008

e.

For Year 2011, this column represents a TARP compliant performance based lump sum restricted stock award granted on May 2, 2011, with a 2-year cliff vesting, based on the closing share price of $14.71 on date of grant. This equated to 19,261 shares for John C. Dean and 8,497 shares for the other non-CEO NEOs, with the exception of Glen L. Blackmon who was hired on June 6, 2011. Mr. Blackmon received a TARP compliant performance based lump sum restricted stock award (equivalent in value to the other non-CEO NEOs lump sum award) granted on August 31, 2011 with a two-year cliff vesting, based on a closing share price of $12.19 on date of grant. This equated to 10,254 shares.

i.

This column represents other compensation earned by the NEOs, including 401(k) company contributions, automobile allowance, parking benefits, social and/or country club dues, reimbursement for Medicare or retiree medical coverage, and housing allowance as detailed below, for each NEO during 2011. The table below further details “Total All Other Compensation” reported in the Summary Compensation Table.

Name	401(k) Retirement Savings Plan	Automobile Allowance	Other Compensation		Total All Other Compensation
John C. Dean	$3,000.00	$1,000.00	$16,190.22	[1]	$20,190.22
Denis K. Isono	$9,800.00	$-	$ 4,014.25	[2]	$13,814.25
Lawrence D. Rodriguez	$6,750.00	$-	$72,011.34	[3]	$78,761.34
Glen L. Blackmon	$-	$-	$146,921.03	[4]	$146,921.03
A. Catherine Ngo	$3,526.62	$-	$54,503.60	[5]	$58,030.22
Raymond W. Wilson	$-	$-	$23,515.91	[6]	$23,515.91

In addition to small amounts for parking and group life insurance fringe benefits, the Other Compensation column in the table above includes the following:

1.               Mr. Dean - includes $12,756.72 in transportation services.

2.               Mr. Isono - includes $392.35 in transportation services and $188.40 in spousal travel fees.

3.               Mr. Rodriguez - includes reimbursement for medical premiums of $4,103.00 and $178.51 in transportation services as well as $63,253.33 paid in consulting fees through December 31, 2011.

4.               Mr. Blackmon - includes $24,500 in housing allowance, $178.51 in transportation services, $188.40 in spousal travel, and $121,624.12 in consulting fees paid through May 31, 2011.

5.               Ms. Ngo - includes $52,102.10 in housing allowance.

6.               Mr. Wilson - includes $19,250.00 in housing allowance, $59.50 in transportation services, $1,269.91 in spousal travel fees and $535.00 in personal travel fees.

NON-QUALIFIED DEFERRED COMPENSATION

On July 1, 2008, the Company implemented a non-qualified deferred compensation plan that allows employees (including the NEOs) with an annual base salary of $90,000 or greater to defer up to 80% of base pay and/or 100% of annual bonuses and commissions earned for a specified year on a pre-tax basis.  The plan does not feature any matching or other contributions from the Company.  None of the NEOs elected to defer amounts under the Central Pacific Bank Deferred Compensation Plan in 2011.

A participant is always 100% vested in his or her deferred amounts.  Deferred amounts under the Central Pacific Bank Deferred Compensation Plan are subject to adjustment for appreciation or depreciation in value based on hypothetical measurement funds in one or more of the available measurement funds chosen by the participant.  The participant’s deferred amounts are generally payable beginning on the earliest to occur of (a) a specified time chosen by the participant, (b) the participant’s death, (c) the participant’s disability, (d) a separation of service (either at the time of separation or six months after the separation in the case of a key employee, or (e) an “unforeseeable emergency”.  For distributions due to a disability or upon a separation from service due to retirement, the participant may choose to receive deferred amounts as a lump sum payment or in annual installments over a period not to exceed 15 years.  Distributions for all other events will be made in the form of a lump sum.

The Bank’s obligations with respect to the deferred amounts under the Central Pacific Bank Deferred Compensation Plan are payable from its general assets.  The assets are at all times subject to the claims of the Company’s general creditors.

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock	All Other Option		Grant
Name	Grant Date							Awards: Number of Shares of Stock	Awards: Number of Securities Underlying Options	Exercise or Base Price of Awards	Date Fair Value of Stock and Option Awards
		Threshold	Target	Maximum	Threshold	Target	Maximum	or Units
		$	$	$	#	#	#	#	#	$	$

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
John C. Dean	5/2/11							19,261		$14.71	$283,329
Denis K. Isono	5/2/11							8,497		$14.71	$124,991
Lawrence D. Rodriguez[1]	5/2/11							8,497		$14.71	$124,991
	12/1/11							4,249		$13.04	$55,407
Glen L. Blackmon[2]	8/31/11							10,254		$12.19	$124,996
A. Catherine Ngo	5/2/11							8,497		$14.71	$124,991
Raymond W. Wilson	5/2/11							8,497		$14.71	$124,991

i                   On May 2, 2011, the Board of Directors approved a performance based long term restricted stock grant with a two year cliff vesting period from date of grant.

1.             Lawrence D. Rodriguez resigned on November 30, 2011 prior to vesting of the May 2, 2011 restricted stock grant of 8,497 shares, which was therefore forfeited. On December 1, 2011, Mr. Rodriguez was granted 4,249 shares for consulting services performed during the remainder of 2011.

2.             Glen L. Blackmon was granted the same performance based long term restricted stock (equivalent in value to what was granted the other non-CEO NEOs) on August 31, 2011 with the same two-year cliff vesting period from date of grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards						Stock Awards
Name	# of Securities Underlying Unexercised Options Exercisable	# of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan: # of Unearned Options	Option Exercise Price ($)	Option Expiration Date	Option Vesting Date	# of Shares/Units of Stock Not Vested	Market Value of Shares/Units Not Vested	Equity IP: # of Unearned Shares, Units, or Other Rights Not Vested	Equity IP: Market or Payout Value of Unearned Shares, etc. Not Vested $

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
John C. Dean						5/2/2013	19,261	$248,852
	420			$556.40	1/1/2013	1/1/2008
Denis K. Isono	150			$652.00	3/15/2015	3/15/2008
	136			$702.00	3/15/2016	3/15/2009
	29			$718.00	3/15/2017	3/15/2010
	1,175			$377.60	3/12/2018	3/12/2011
						5/2/2013	8,497	$109,781
Lawrence D. Rodriguez
Glen L. Blackmon						8/31/2013	10,254	$132,482
A. Catherine Ngo							8,497	$109,781
Raymond W. Wilson						5/2/2013	8,497	$109,781

OPTION EXERCISES AND STOCK VESTED

No options were exercised and no stock vested for any NEO in 2011.

PENSION BENEFITS

The Company froze its Defined Benefit Pension Plan on December 31, 2002.  None of the current NEOs accrued any benefit under the plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The narrative and tables below summarize the estimated amounts payable to each NEO under various termination scenarios, assuming they had occurred on December 30, 2011.  The Company does not currently maintain employment agreements with any of the NEOs that provide for termination-related compensation.  In addition, none of the NEOs employed as of December 30, 2011 were eligible to receive any payments at, following, or in connection with any termination or change-in-control of the Company beyond those available generally to all salaried employees subject to NEO regulatory restrictions.

Impact of the Company’s Participation in the Troubled Asset Relief Program

As a participant in the TARP as established by the Department of the Treasury, the Company is subject to restrictions on post-termination compensation which prohibit “golden parachute payments” during the TARP period to its NEOs and any of the next five most highly compensated employees.  For purposes of this restriction, golden parachute payments include payments for departure for any reason, except for payments for services performed or benefits accrued.  Excluded from the restrictions are payments made in the event of an employee’s death or disability.  Each of the affected officers voluntarily signed waivers releasing claims against the Company for any modification to compensation or benefit plans, arrangements, policies, or agreements that are required to comply with these restrictions.

Payments Upon Termination for Good Reason, Termination without Cause, or Resignation

None of the NEOs are covered under employment agreements that provide for any additional payments or benefits beyond those generally available to other employees if they terminate their employment for good reason, are terminated by the Company without cause, or they voluntarily resign, assuming a change-in-control has not occurred.

Payments to Mr. Rodriguez upon his Resignation

Mr. Rodriguez forfeited all unvested restricted shares upon his resignation on November 30, 2011 and was not eligible to receive any termination-related compensation, except payments for services performed or benefits already accrued.

Effective December 1, 2011, the Bank retained Mr. Rodriguez as an independent consultant.  The consulting agreement between the Bank and Mr. Rodriguez provides for monthly consulting fees of $5,000, plus Hawaii general excise tax of 4.71%.  In December 2011, the Company paid Mr. Rodriguez $7,846 for consulting services performed in 2011.  In addition, Mr. Rodriguez’s agreement provided for an initial grant of 4,249 shares of stock on December 1, 2011, with subsequent monthly grants of 324 shares thereafter, contingent on the monthly renewal of his consulting agreement.  The shares granted to Mr. Rodriguez on December 1, 2011 were immediately vested and, based on the price per share of $13.04 on the date of grant, were valued at $55,407.

Potential Payments Upon Termination Associated with a Change-in-Control

As of December 30, 2011, Mr. Dean, Mr. Isono, Ms. Ngo, Mr. Wilson, and Mr. Blackmon held unvested restricted shares granted under the Company’s 2004 Stock Compensation Plan.  Under the Plan and in accordance with the individual award agreements, if a change-in-control occurs, the Company has the discretion to accelerate the vesting of outstanding shares, regardless of whether or not employment terminates.

The table below shows the amounts to which each NEO would be entitled upon a change-in-control as of December 30, 2011.  These values represent amounts beyond what each NEO would receive upon voluntary termination as of December 30, 2011.  Our presentation of this information reflects our participation in TARP and the associated restrictions, which will be effective for as long as U.S. Treasury holds an equity or debt position in the Company.  However, given that the Company will no longer be subject to these restrictions after the repayment of the TARP financial assistance, we also present estimated post-termination payment amounts assuming the Company was not subject to these restrictions.

	Accelerated Vesting of Equity Awards	Accelerated Vesting of Equity Awards (Assuming no TARP- Related Restrictions)[1]
John C. Dean	$0	$248,852
Denis K. Isono	$0	$109,781
Lawrence D. Rodriguez	--	--
Glen L. Blackmon	$0	$132,482
A. Catherine Ngo	$0	$109,781
Raymond W. Wilson	$0	$109,781

1.               Except for Mr. Rodriguez, each of the NEOs held unvested shares of restricted stock as of December 30, 2011.  The values shown reflect the intrinsic value of unvested restricted shares based on the Company’s closing stock price on December 30, 2011 of $12.92 per share.  Unvested equity awards would not be accelerated following a change-in-control while these individuals are subject to the TARP prohibition on change-in-control or termination-related payments.

Payments Upon Termination for Cause

If we terminate any NEO’s employment for cause, we will not make any payments or provide any benefits beyond what is generally available to other employees in this termination scenario.

Payments Upon Death or Disability

Each officer (or the officer’s estate) will receive benefits under our disability plan or payments under our life insurance plan, as appropriate.  These benefits are generally available to all employees of the Company.  Aside from these payments, upon death or disability as of December 30, 2011, none of the NEOs would receive accelerated vesting of outstanding equity or any additional payments above what they would otherwise be entitled to receive upon voluntary termination.

The TARP prohibitions on golden parachute payments exclude payments made for a departure on account of an employee’s death or disability.  The Company’s participation in the TARP does not affect amounts payable to each NEO upon death or disability.

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS

PROPOSAL 1:

ELECTION OF DIRECTORS

The Board recommends the election of the nine (9) nominees listed below as directors, to serve a one-year term expiring at the 2013 Annual Meeting of Shareholders and until their respective successors are elected and qualified or until their earlier death, resignation or removal.

Alvaro J. Aguirre

James F. Burr

Christine H. H. Camp

John C. Dean

Earl E. Fry

Paul J. Kosasa

Duane K. Kurisu

Colbert M. Matsumoto

Crystal K. Rose

For more information regarding the background of each of the nominees for director, see the section titled “Election of Directors” and “Directors’ and Executive Officers’ Information.”  The persons named as “proxy” in the enclosed form of proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies.  If at the time of the Meeting any of the nominees named above should be unable to serve, the discretionary authority provided in the proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board.

The election of directors requires a plurality of the votes cast “FOR” the election of the directors by the shares entitled to vote in the election at a meeting at which a quorum is present.  Accordingly, the nine (9) directorships to be filled at the meeting will be filled by the nine (9) nominees receiving the highest number of “FOR” votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NINE (9) NOMINEES.

PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.  KPMG LLP audited the Company’s financial statements for the fiscal year ended December 31, 2011, and has audited the Company’s financial statements since the Company’s inception in 1982.  Representatives of KPMG LLP are expected to attend the Meeting.  The representatives are expected to be available to respond to appropriate questions and will have an opportunity to make a statement, if they desire to do so.

The Company is asking its shareholders to ratify the selection of KPMG LLP as its independent registered public accounting firm (as it has done in prior years) because it believes it is a matter of good corporate practice.  If the Company’s shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain KPMG LLP, but may still retain them.  Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Services Rendered By And Fees Paid To Independent Registered Public Accounting Firm.  The following sections describe the services rendered by KPMG LLP to the Company, and fees paid by the Company to KPMG LLP for such services, for the fiscal years ended December 31, 2010 and December 31, 2011.  KPMG LLP acted as independent registered public accounting firm for the Company for the fiscal years ended December 31, 2010 and December 31, 2011 and performed the Company’s audit services in fiscal years 2010 and 2011.

Audit Fees.  The audit fees include only fees that are customary under generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and are the aggregate fees the Company incurred for professional services rendered for the audit of the Company’s annual financial statements, the audit of internal controls over financial reporting, reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and regulatory and statutory engagements related to the aforementioned statements.  Audit fees were $1,026,500 for the fiscal year ended December 31, 2010, and $1,183,600 for the fiscal year ended December 31, 2011.

Audit-Related Fees.  Audit-related fees include fees for assurance and related services that are related to the performance of the audit of the financial statements, but are not reported under audit fees.  These services include audits of the Company’s retirement plans and audits of financial statements and internal controls for the mortgage banking activities of Central Pacific HomeLoans, Inc.  Audit-related fees were $97,000 for the fiscal year ended December 31, 2010, and $123,000 for the fiscal year ended December 31, 2011.

Tax Fees.  Tax fees include only fees the Company incurred for professional services rendered for preparation of the Company’s tax return, tax filings, and tax consulting. Tax fees were $196,700 for the fiscal year ended December 31, 2010, and $241,500 for the fiscal year ended December 31, 2011.

All Other Fees.  All other fees include the fees billed for services rendered by KPMG LLP other than those services covered above.  For the fiscal years ended December 31, 2010 and December 31, 2011, fees were $10,300 and $0, respectively.

The Audit Committee of the Board established a policy in 2003 to pre-approve all services provided by KPMG LLP.  Each service to be provided by KPMG LLP is presented for pre-approval at the Audit Committee’s regular meeting or presented to the Chair of the Audit Committee for pre-approval under delegated authority and presented to the Audit Committee at their next regular meeting. All engagements with KPMG LLP that commenced during 2004 and since then have been pre-approved in accordance with the pre-approval policy.

The Audit Committee considered whether the provision of audit-related services, tax services, and all other services is compatible with maintaining the independence of KPMG LLP.

The Board has submitted its appointment of KPMG LLP for ratification by the Company’s shareholders.  The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock represented and entitled to vote at the Meeting will be required for passage of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 3:

APPROVAL OF AMENDMENTS TO THE 2004 STOCK COMPENSATION PLAN

AMENDMENT OF THE COMPANY’S 2004 STOCK COMPENSATION PLAN

On February 29, 2012, the Board of Directors adopted a resolution to approve Amendment No. 2012-1 (the “2012 Amendment”) to the Central Pacific Financial Corp. 2004 Stock Compensation Plan (the “Plan”), subject to shareholder approval. Section 16.1 of the Plan provides that the Board or the Compensation Committee of the Board each has the authority to amend the Plan. However, compliance with certain beneficial federal tax law provisions requires the approval of the 2012 Amendment by the Company’s shareholders, which is being sought by this proposal. The 2012 Amendment is being submitted to shareholders for their approval to permit certain stock options and stock appreciation rights (or SARs) and other performance based awards that may be granted thereunder, to be considered “qualified performance-based compensation” under the provisions of Section 162(m) of the Internal Revenue Code.  The 2012 Amendment makes no other changes to the Plan and will not affect any existing awards under the Plan.

Section 162(m) of the Code limits the deductibility of compensation in excess of $1 million paid by a publicly traded corporation to certain “covered employees” unless it is “qualified performance-based compensation.” Under current regulations interpreting Section 162(m), the grant by a committee of “outside directors” of at-the-money stock options and SARs under a shareholder approved plan that expressly limits the amount of such grants that can be made to any individual employee over a specified period of time is considered “qualified performance-based compensation.”

As the Company’s executive officers may participate in and receive benefits under the Plan, our executive officers should be considered to have an interest in this proposal as it is being sought to ensure certain awards under the Plan are tax deductible to the Company under Section 162(m) of the Code. The Board unanimously recommends that the shareholders approve the 2012 Amendment in order to permit the Company to continue to compensate its officers, directors and employees in the most appropriate and cost-effective manner.

The purpose of the Plan is to promote the success and enhance the value of the Company by linking the interests of participants to those of the Company’s shareholders and by providing participants with incentive for outstanding performance. Subject to the discretion of the committee that administers the Plan, the Plan provides for the award of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and stock-based awards (collectively, the “Awards”).

The following is a summary of the Plan (as it is proposed to be amended by the 2012 Amendment) and it is qualified in its entirety by reference to the full text of the Plan, attached hereto as Annex A and the 2012 Amendment which is attached as Annex B to this Proxy Statement.

Summary Description of the Plan and 2012 Amendment

The purpose of the Plan is to promote the success and enhance the value of the Company by linking the interests of participants to those of the Company’s shareholders and by providing participants with incentive for outstanding performance. Subject to the discretion of the committee that administers the Plan, the Plan provides for the award of incentive stock options (“ISOs”), non-qualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares, performance units and stock-based awards (collectively, the “Awards”). Potentially, all of our employees, officers, directors and independent contractors are eligible to participate in the Plan.  Because participation in and the nature and amount of each Award that may be made under the Plan are subject to the discretion of the Board’s Compensation Committee, we cannot determine the dollar value or number of shares of Common Stock that will in the future be received by or allocated to any participant or groups of participants, including our directors, executive officers and other employees.

Administration. The Plan is administered by the Board’s Compensation Committee (the “Compensation Committee”). However, if a member of the Compensation Committee is not an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code  or is not a “non-employee director” within the meaning of Rule 16b-3 under the U.S. Securities Exchange Act of 1934, as amended, the Compensation Committee may from time to time delegate some or all of its functions under the Plan to a committee or subcommittee composed of members that meet the relevant requirements. The Compensation Committee has the authority to interpret the terms and intent of the Plan, determine who will receive Awards and to determine the size of the Award. All actions, interpretations and determinations made by the Compensation Committee are final, conclusive and binding.

Amendment and Termination. The Compensation Committee or the Board may alter, amend, modify, suspend or terminate the Plan in whole or in part at any time; provided, however, that options may not be repriced, replaced or regranted through cancellation without prior shareholder approval and that an amendment may not adversely affect in a material way any outstanding Award without the written consent of the participant. In addition, no amendment may be made without shareholder approval if shareholder approval is required by law, regulation or stock exchange rule.

Eligibility. The Compensation Committee may grant Awards to any employee, director, or independent contractor of the Company or any of its subsidiaries or affiliates.

Shares Subject to the Plan; Other Limitations on Awards. The total number of shares of Common Stock currently available for future grants of Awards under the Plan is 2,550,194. Under the existing Plan, the maximum number of Shares that may be granted pursuant to any Award granted in any one Fiscal Year to any one Participant shall be the total number of Shares that then remain available under the Share Authorization. The 2012 Amendment would limit the number of shares of Common Stock that may be granted pursuant to any Awards in any one fiscal year to any one participant under the Plan to 200,000 shares, but has no effect on existing Awards.  The Plan must state an annual share limit for the Awards granted thereunder to be considered  “qualified performance-based compensation” under Section 162(m) of the Code.

If any Award granted under the Plan expires, is forfeited or cancelled, or otherwise terminates without the issuance of shares, the shares subject to such Award will again be available for grant under the Plan. In addition, if any Award that is granted under the Plan is settled in cash in lieu of shares or is exchanged with the Compensation Committee’s permission for an Award not involving shares, the shares subject to such Award shall again be available for issuance under the Plan. Further, if the option exercise price or tax withholding requirements with respect to an Award are satisfied by tendering shares, or if a SAR is exercised, only the number of shares issued (net of the shares tendered) will be subtracted from the maximum number of shares available for Awards under the Plan.

The maximum number of shares available to be delivered under the Plan are not reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares or credited as additional restricted stock, restricted stock units, performance shares or stock-based Awards.

The number of shares reserved and available for Awards is subject to equitable adjustment at the discretion of the Compensation Committee in connection with any transaction or event that affects the Company’s Common Stock (including, but not limited to, a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, split up, spin-off, combination of shares, exchange of shares or other like change in capital structure) which may be required in order to prevent dilution or enlargement of rights.

Types of Awards

Options: Options granted under the Plan may be either an option intended to be an ISO within the meaning of Section 422 of the Code or a non-qualified stock option. Options entitle the recipient to purchase shares of Common Stock at the exercise price specified in the Award agreement. The Compensation Committee at its discretion determines the number of option shares, term of the option (which shall not be more than 10 years from the date of grant), exercise price (which shall not be less than 100% of the fair market value of the underlying shares at the time of grant), vesting schedule and other terms and conditions. The Compensation Committee may impose restrictions, as it may deem advisable, on the shares acquired pursuant to the exercise of an option, including but not limited to requiring the recipient to hold shares acquired pursuant to exercise for a specified period of time.

SARs: SARs entitle the recipient to receive amounts based upon the appreciation in Common Stock over the exercise price specified in the Award agreement. The Compensation Committee at its discretion determines the number of SARs, term of the SARs (which shall not be more than 10 years from the date of grant), exercise price (which shall not be less than 100% of the fair market value of the underlying shares at the time of grant), vesting schedule, form of payment (in cash or equivalent value in shares), rights to dividend equivalents and other terms and conditions. The Compensation Committee may impose restrictions, as it may deem advisable, on the shares acquired pursuant to exercise for a specified period of time.

Restricted Stock: Restricted stock is a stock grant that is registered in a recipient’s name but that is subject to certain transfer and/or forfeiture restrictions for a period of time as specified in the recipient’s Award agreement and any other conditions and restrictions that the Compensation Committee may impose. The Compensation Committee at its discretion determines the number of shares of restricted stock or restricted stock units, applicable restrictions, term of the restriction period, voting rights during the restriction period (in the case of restricted stock only), right to dividends (or dividend equivalents in the case of restricted stock units) during the restriction period, form of payment, any applicable purchase price, any applicable performance goals and other terms and conditions, including any holding requirements or sale restrictions placed on the shares upon vesting of such restricted stock or restricted stock units.

Performance Share or Unit: A performance share is a hypothetical share unit with an initial value equal to the fair market value of a share of Common Stock as of the date of grant which entitles the recipient to a payout equal to the value and number of performance shares earned by the recipient over a specified performance period, determined by the extent to which the recipient achieves certain performance goals. A performance unit is a unit of value with an initial value as of the date of grant as may be established by the Compensation Committee which entitles the recipient to a payout equal to the value and number of performance units earned by the recipient over a specified performance period, determined by the extent to which the recipient achieves certain performance goals. The Compensation Committee at its discretion determines the number and value of performance shares or performance units granted to a participant, term of the performance period, applicable performance goals, any applicable purchase rights, rights to dividend equivalents during the performance period, form of payment, and other terms and conditions, including any holding requirements on the shares received pursuant to such Award.

The Compensation Committee may grant other types of stock-based Awards in such amounts, and subject to such terms and conditions, that it may determine at its discretion. Such Awards shall be valued based on the value of a share, as determined by the Compensation Committee in its sole discretion and conditioned upon performance periods and goals, and may be payable in cash, shares or a combination of cash and shares as may be determined by the Compensation Committee in its sole discretion. Stock-based Awards may serve as the basis for formulating short-term or long-term, performance-based bonus arrangements.

Performance Measures; Section 162(m). As determined at the discretion of the Compensation Committee, the terms and conditions of Awards under the Plan may be conditioned upon the attainment of certain performance goals. In the case of Awards (other than options and SARs) that are intended to be “qualified performance-based compensation” to “covered employees,” as both terms are defined in Section 162(m) of the Code, the 2012 Amendment expands the list of performance measures available under the Plan to include one or more of the following: net sales; gross sales; revenue; net revenue; gross revenue; net income; net income after capital costs, non-interest income compared to net interest income ratio; growth of loans and/or deposits; growth in number of customers, households or assets; cash generation; cash flow; unit volume; market share; cost reduction; EVA®, economic value added; costs and expenses (including expense efficiency ratios and other expense measures); strategic plan development and implementation; customer satisfaction; credit quality measures; full-time equivalency control; allowance for loan losses; operating efficiency; loan chargeoffs; loan writedowns; non-performing or impaired loans; return measures (including, but not limited to, return on assets, risk-adjusted return on capital or return on equity); return on net assets; return on average assets, return on actual or proforma assets; return on capital; return on investment; return on working capital; return on net capital employed; working capital; asset turnover; economic value added; total stockholder return; fee income; net income; net income before capital costs; net income before taxes; operating income; operating profit margin; net income margin; net interest margin; sales margin; market share; inventory turnover; days sales outstanding; sales growth; capacity utilization; increase in customer base; book value; stock price (including, but not limited to, growth measures and total shareholder return); earnings per share (actual or targeted growth); stock price earnings ratio; margins; earnings before interest; taxes; depreciation and amortization expenses (“EBITDA”); earnings before interest and taxes (“EBIT”); earnings before interest (“EBI”); or EBITDA, EBIT, EBI or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue. In addition, the Compensation Committee may consider the following individual unit/production performance measures: cost per dollar loan growth; cost per dollar deposit growth; revenue per personnel; the operating expense to group budget; service levels (group); and personal performance. The performance measures may apply to the Company as a whole, on any “core” operations, any subsidiary, affiliate, or business unit of the Company, or in comparison with peer group performance or to an index, as the Compensation Committee deems appropriate in its sole discretion. The Compensation Committee has the authority to provide for accelerated vesting of any Award based on the achievement of the specified performance goals. Awards that are designed to be considered “qualified performance-based compensation” that are held by “covered employees” may not be adjusted upward, but the Compensation Committee may, in sole discretion, adjust Awards downward. In the event that the Compensation Committee determines that it is advisable to grant Awards that shall not constitute “qualified performance-based compensation,” the Compensation Committee may make such grants without satisfying the requirements of Section 162(m) of the Code.

Change In Control

In the event of a “change in control” (within the meaning of the Plan) of the Company, unless otherwise determined by the Compensation Committee and provided under the award agreement: (a) options and SARs will immediately vest and, if the participant is terminated without “cause” (within the meaning of the Plan) from employment within one year of the change in control, such options and SARs will be exercisable within one year of such termination (or, if lesser, the remaining term of the options and SARs); (b) restricted stock and restricted stock units will immediately vest and (c) performance shares and performance units, and other awards conditioned upon performance goals or restrictions, will be deemed to have been fully earned as of the effective date of the change in control and become payable, subject to proration based upon the length of time elapsed within the applicable performance period.

U.S. Federal Tax Implications of Awards

The following is a brief description of the U.S. federal income tax consequences generally arising with respect to the grant of Awards under the Plan.

The grant of an option or SAR creates no tax consequences for the recipient or the Company. A recipient does not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an option (other than an ISO) or SAR, the recipient generally recognizes ordinary income equal to the excess of the fair market value of the freely transferable and nonforfeitable shares (and/or cash or other property) acquired on the date of exercise over the exercise price. The Company generally is entitled to a tax deduction equal to the amount recognized as ordinary income by the recipient in connection with the exercise of an option or SAR. The Company is not entitled to a tax deduction with respect to the exercise of an ISO if the recipient holds the shares for the ISO holding periods prior to disposition of the shares.

Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the recipient generally recognizes ordinary income equal to the lesser of (i) the excess of the fair market value of the shares at the date of exercise of the ISO over the exercise price, or (ii) the amount realized upon the disposition of the ISO shares over the exercise price. The Company can claim a deduction equal to the amount treated as ordinary income in the case of this disqualifying disposition. Otherwise, a recipient’s disposition of shares acquired upon the exercise of an option (including an ISO for which the ISO holding periods are met) or SAR generally results in short-term or long-term (which will always be the case for ISOs if the holding periods are met) capital gain or loss measured by the difference between the sale price and the recipient’s tax basis in such shares (the tax basis in option shares generally being the exercise price plus any amount recognized as ordinary income in connection with the exercise of the option). The Company generally is not entitled to a tax deduction with respect to any amount that represents a capital gain to a recipient.

Grants of restricted stock are generally not taxable to recipients at the time of grant, and the Company generally claims no deduction at that time. The Company receives a deduction and the recipient recognizes ordinary income equal to the fair market value of the stock at the time the restrictions lapse, unless the recipient elects within 30 days of transfer of the restricted stock, to recognize the income on the transfer date in accordance with Section 83 of the Code. If the recipient makes an election under Section 83, the Company receives a corresponding deduction at the time of transfer. Any dividends received on restricted stock prior to the date the participant recognizes income on the stock are taxable compensation income when received, and the Company is entitled to a corresponding deduction at such time.

The grant of restricted stock units, performance shares, or performance units, and other stock-based Awards that is subject to performance measures does not generally result in taxable income to the recipient. Following the completion of the performance period, the Award is determined and paid or distributed. The full value paid or distributed is treated as ordinary income, and the Company is entitled to a corresponding deduction at such time.

The Company generally is not entitled to a tax deduction with respect to any amount that represents compensation in excess of $1 million paid to “covered employees” that is not “qualified performance-based compensation” under Section 162(m) of the Code.  The 2012 Amendment  is being proposed to allow certain awards granted under the Plan to be considered “qualified performance-based compensation.”

Notwithstanding the adoption of the 2012 Amendment and its submission to shareholders, the Company reserves the right to pay its employees, including recipients of awards under the Plan, amounts which may or may not be deductible under Section 162(m) or other provisions of the Internal Revenue Code.

Limitation on Tax Deduction by TARP Companies. As a result of the Company’s participation in TARP, compensation of its executives is subject to certain restrictions under EESA as amended by ARRA. EESA applies an amended limitation under Section 162(m) of the Code during the period the U.S. Treasury holds any equity or debt securities of the Company. Under this new deduction limitation, the deduction limit for compensation paid to Senior Executive Officers (as defined under EESA) during any taxable year was reduced from $1 million to $500,000, and this deduction limit is computed without regard to “qualified performance-based compensation” and certain deferrals of income.  However, this limitation no longer applies, effective immediately, on the date the U.S. Treasury no longer holds any equity or debt securities of the Company.

Shareholder Approval of Equity Compensation Plans.  The following table provides information as of December 31, 2011 regarding securities issued under our equity compensation plans that were in effect during fiscal 2011.  The only compensation plan under which equity securities can be issued is our 2004 Stock Compensation Plan.

(c)
Number of securities
remaining available for
	(a)	(b)	future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected in
Plan Category	warrants and rights	warrants and rights	column (a))
Equity compensation plans approved by security holders	40,166	$428.16	2,539,341
Equity compensation plans not approved by security holders	—	—	—
Total	40,166	$428.16	2,539,341

Shareholder Approval; Vote Required

The exemption from the deduction limitation for “qualified performance-based compensation” under Section 162(m) of the Code (apart from the amended deduction limitation imposed by EESA) requires shareholder approval. The Board is seeking approval of the 2012 Amendment to the Plan to comply with these Code requirements. Approval of the 2012 Amendment to the Plan will require the affirmative vote of a majority of the outstanding shares of Common Stock cast on the matter, provided that, the total vote cast exceeds 50% of the outstanding shares of Common Stock on the Record Date.  If the 2012 Amendment is not approved by the requisite vote, the Plan will continue as currently in effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL

PROPOSAL 4:

ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company is required to permit a separate non-binding shareholder vote to approve the compensation of its executives, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related material).

This proposal, commonly known as a “Say-On-Pay” proposal permits shareholders to endorse or not endorse the Company’s executive compensation program through the following resolution:

“Resolved, that the shareholders approve the compensation of the Company’s executives, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related materials).”

Because the shareholders’ vote is advisory, it will not be binding on the Board.  However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Currently the say-on-pay vote, as determined by the Board following a shareholder advisory vote at the 2011 Annual Meeting of Shareholders, is to be held annually.  The next scheduled say-on-pay vote after the Meeting will occur at the 2013 Annual Meeting of Shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL

PROPOSALS OF SHAREHOLDERS

Shareholder proposals intended to be considered for inclusion in the Company’s proxy statement and voted on at the Company’s regularly scheduled 2013 annual meeting of shareholders must be received at the Company’s offices at 220 South King Street, Honolulu, Hawaii 96813, Attention: Corporate Secretary, by no later than one hundred twenty (120) calendar days before the first anniversary date of the release of this Proxy Statement, (i.e. by no later than November 16, 2012) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended.  Applicable SEC rules and regulations govern the submission of shareholder proposals and the Company’s consideration of them for inclusion in next year’s proxy statement and form of proxy.

The Company’s Bylaws contain procedures that shareholders must follow to present business at a meeting of shareholders if such business is not specified in the proxy statement.  A shareholder may obtain a copy of these procedures from the Company’s Corporate Secretary.  In addition to other applicable requirements, for business to be properly brought before the 2012 annual meeting of shareholders, a shareholder must give notice of the matter to be presented at the meeting in a proper written form to the Company’s Corporate Secretary.  The Corporate Secretary must receive this written notice at the principal offices of the Company not less than ninety (90) calendar days nor more than one hundred twenty (120) calendar days prior to the anniversary date of the preceding year’s annual meeting.  Shareholder proposals not made in accordance with these requirements may be disregarded by the chairperson of the meeting.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting other than as stated in the Notice of Meeting.  If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with the recommendation of the Board.

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by the Company under the United States Securities Act of 1933, as amended, or the United States Securities Exchange Act of 1934, as amended, the sections of this Proxy Statement entitled “Compensation Committee Report” and “Report of the Audit Committee” will not be deemed incorporated, unless specifically provided otherwise in such filing.

Dated: March 15, 2012	CENTRAL PACIFIC FINANCIAL CORP.

/s/ Glenn K.C. Ching
Glenn K.C. Ching
Senior Vice President and Corporate Secretary

ANNEX A

2004 STOCK COMPENSATION PLAN

Central Pacific Financial Corp.

2004 Stock Compensation Plan

ANNEX A

Central Pacific Financial Corp.

2004 Stock Compensation Plan

Article 1.  Establishment, Purpose, and Duration

1.1               Establishment of the Plan.  Central Pacific Financial Corp., a Hawaii corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Central Pacific Financial Corp. 2004 Stock Compensation Plan (hereinafter referred to as the “Plan”), as set forth in this document.

The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights (“SARs”), Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and Stock-Based Awards.

The Plan shall become effective upon shareholder approval of the Plan (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2               Purpose of the Plan.  The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of the Participants to those of the Company’s shareholders, and by providing Participants with an incentive for outstanding performance.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

1.3               Duration of the Plan.  Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date.  After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.  Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) the adoption of the Plan by the Board, and (b) the Effective Date.

1.4               Awards under Prior Option Plans.  From and after the Effective Date, the Company will make new Awards only under this Plan.  For the avoidance of doubt, all awards granted before the Effective Date under any prior plan shall remain in full force and effect and shall continue to be governed by the terms of the applicable plan and related award agreement.

Article 2.  Definitions

Whenever used in the Plan, the following terms shall have the meaning set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1                               “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

2.2                               “Award” means, individually or collectively, a grant under this Plan of NQSOs, ISOs, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, or Stock-Based Awards.

2.3                               “Award Agreement” means either (i) an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan; or (ii) a statement issued by the Company to a Participant describing the terms and provisions of such Award.

2.4                               “Beneficial Owner or Beneficial Ownership” shall have the meaning ascribed to such term in rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5                               “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6                               “Cause” means:

(a)                                  Gross negligence or gross neglect of duties;

(b)                                 Commission of a felony or of a gross misdemeanor involving moral turpitude; or

(c)                                  Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the person’s employment in service and resulting in an adverse effect on the Company.

2.7                               “Change in Control” shall mean any of the following:

(a)                                  Individuals who, on the date of adoption of this Plan, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to such date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(b)                                 Any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d 3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities or (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (c)); or

(c)                                  The consummation of a merger, consolidation, statutory share exchange, sale of all or substantially all of the Company’s assets, a plan of liquidation or dissolution of the Company or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Transaction”), unless immediately following such Business Transaction: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Transaction (the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Transaction (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Transaction), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Transaction, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Transaction were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Transaction (any Business Transaction which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”).

Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 25% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

2.8                               “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

2.9                               “Committee” means the Compensation Committee of the Board.  However, if a member of the Compensation Committee is not an “outside director” within the meaning of Section 162(m) of the Code or is not a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, the Compensation Committee may from time to time delegate some or all of its functions under the Plan to a committee or subcommittee composed of members that meet the relevant requirements.  The term “Committee” includes any such committee or subcommittee, to the extent of the Compensation Committee’s delegation.

2.10                        “Company” means Central Pacific Financial Corp., a Hawaii corporation, and any successor thereto as provided in Article 18 herein.

2.11                        “Covered Employee” means a Participant who is a “covered employee,” as defined in Section 162(m) of the Code and the regulations promulgated under Section 162(m) of the Code, or any successor statute.

2.12                        “Director” means any individual who is a member of the Board of Directors of the Company and/or its Subsidiaries.

2.13                        “Employee” means any employee of the Company, its Affiliates, and/or its Subsidiaries.  Directors who are not otherwise employed by the Company, its Affiliates, and/or its Subsidiaries shall not be considered Employees under this Plan.

Individuals described in the first sentence of this definition who are foreign nationals or are employed outside of the United States, or both, are considered to be Employees and may be granted Awards on the terms and conditions set forth in the Plan, or on such other terms and conditions as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

2.14                        “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.15                        “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share on the New York Stock Exchange (“NYSE”) or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion.  Such definition of FMV shall be specified in the Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, or settlement or payout of an Award.  If, however, the accounting standards used to account for equity awards granted to Participants are substantially modified subsequent to the Effective Date of the Plan, the Committee shall have the ability to determine an Award’s FMV based on the relevant facts and circumstances.  If Shares are not traded on an established stock exchange, FMV shall be determined by the Committee based on objective criteria.

2.16                        “Fiscal Year” means the year commencing on January 1 and ending December 31 or other time period as approved by the Board.

2.17                        “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7 herein.

2.18                        “Full Value Award” means an Award other than in the form of an ISO, NQSO, or SAR and which is settled by the issuance of Shares.

2.19                        “Grant Price” means the price at which a SAR may be exercised by a Participant, as determined by the Committee and set forth in Section 7.1 herein.

2.20                        “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 herein and that is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code, or any successor provision.

2.21                        “Independent Contractor” means an individual providing services to the Company, its Affiliates, and/or its Subsidiaries, other than a Director who is not also an Employee of the Company, its Affiliates, and/or its Subsidiaries. Such Independent Contractor shall be eligible to participate in the Plan as selected by the Committee in accordance with Article 5.  Notwithstanding any other provision in the Plan to the contrary, the following shall apply in the case of an Independent Contractor who is allowed to participate in the Plan: (a) with respect to any reference in this Plan to the working relationship between such Independent Contractor and the Company, its Affiliates, and/or its Subsidiaries, the term “service” shall apply as may be appropriate in lieu of the term “employment” or “employ”; (b) no such Independent Contractor shall be eligible for a grant of an ISO; and (c) the exercise period and vesting of an Award following such Independent Contractor’s termination from service shall be specified and governed under the terms and conditions of the Award as may be determined by the Committee and set forth in the Independent Contractor’s Award Agreement related to such Award.

2.22                        “Insider” shall mean an individual who is, on the relevant date, an officer, Director, or more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.23                        “Nonqualified Stock Option” or “NQSO” means an Option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option or that otherwise does not meet such requirements.

2.24                        “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

2.25                        “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

2.26                        “Participant” means an Employee, Director or Independent Contractor who has been selected to receive an Award or who has an outstanding Award granted under the Plan.

2.27                        “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

2.28                        “Performance Measures” means measures as described in Article 11 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.29                        “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.30                        “Performance Share” means an Award granted to a Participant, as described in Article 9 herein.

2.31                        “Performance Unit” means an Award granted to a Participant, as described in Article 9 herein.

2.32                        “Period of Restriction” means the period when Awards are subject to forfeiture based on the passage of time, the achievement of performance goals, and/or upon the occurrence of other events as determined by the Committee, at its discretion.

2.33                        “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.34                        “Restricted Stock” means an Award of Shares granted to a Participant pursuant to Article 8 herein.

2.35                        “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8 herein.

2.36                        “Shares” or “Stock” means the Shares of common stock of the Company.

2.37                        “Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

2.38                        “Stock-Based Award” means an Award granted pursuant to the terms of Section 10.2 herein.

2.39                        “Subsidiary” means any corporation, partnership, joint venture, limited liability company, or other entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain owns at least fifty percent (50%) of the total combined voting power in one of the other entities in such chain.

2.40                        “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be cancelled) or an SAR that is granted in tandem with an Option but the exercise of such Option does not cancel the SAR, but rather results in the exercise of the related SAR.

Article 3.  Administration

3.1               General.  The Committee shall be responsible for administering the Plan.  The Committee may employ attorneys, consultants, accountants, and other persons, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons.  All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive, and binding upon the Participants, the Company, and all other interested parties.

3.2               Authority of the Committee.  The Committee shall have full and exclusive discretionary power and authority to interpret the terms and the intent of the Plan and to determine eligibility for Awards and to adopt such rules, regulations, and guidelines for administering the Plan as the Committee may deem necessary or proper.  Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions and, subject to Article 16, adopting modifications and amendments, or subplans to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3               Delegation.  The Committee may delegate to one or more of its members or to one or more officers of the Company, its Affiliates and/or its Subsidiaries, or to one or more agents or advisors such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.  Except with respect to Awards to insiders, the Committee may (to the extent permitted by applicable law), by resolution, authorize one or more officers of the Company to do one or both of the following: (a) designate officers, Employees, or Independent Contractors of the Company, its Affiliates, and/or its Subsidiaries to be recipients of Awards; and (b) determine the size of the Award: provided, however, that the resolution providing such authorization sets forth the total number of Awards such officer or officers may grant.

Article 4.  Shares Subject to the Plan and Maximum Awards

4.1               Number of Shares Available for Awards.  Subject to adjustment as provided under this Article 4, the number of Shares which may be delivered pursuant to Awards granted under the Plan (“Share Authorization”) shall be 4,944,831 Shares.  For clarity this amount consists of (i) the amended Share Authorization of 2,500,000 shares approved in 2007, as equitably adjusted by the Committee to a Share Authorization of 1,402,589 to give effect to the one-for-twenty reverse stock split being implemented by the Company and (ii) an increase in the authorized shares over that amount by 3,542,242 shares.  The maximum number of Shares that may be granted pursuant to any Award granted in any one Fiscal Year to any one Participant shall be the total number of Shares that then remain available under the Share Authorization.  The maximum number of Shares that may be issued for Full Value Awards at any time shall be the total number of Shares that then remain available under the Share Authorization.  All Shares available under the Plan may be issued pursuant to Awards in the form of ISOs. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission for Awards not involving Shares, shall be available again for grant under the Plan.  Moreover, if the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.  The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, or Stock-Based Awards.  The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

4.2               Adjustments in Authorized Shares.  In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, Stock dividend, Stock split, reverse Stock split, split up, spin-off, or other distribution of Stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee. in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, in an equitable manner, as applicable, the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Award Limits, and other value determinations applicable to outstanding Awards.

Appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of Performance Periods.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 15 and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution, conversion or termination of Awards under this Plan in connection with any merger, consolidation, acquisition of property or Stock, or reorganization, upon such terms and conditions as it may deem appropriate.  Additionally, the Committee may amend the Plan, or adopt supplements to the Plan, in such manner as it deems appropriate to provide for such issuance, assumption, substitution, conversion or termination, all without further action by the Company’s shareholders.  Notwithstanding anything to the contrary, any adjustments, modifications, amendments or changes of any kind made pursuant to this Section 4.2 shall be made in a manner compliant with Section 409A of the Code.

Article 5.  Eligibility and Participation

5.1               Eligibility.  Individuals eligible to participate in the Plan include all Employees, Directors, and Independent Contractors.

5.2               Actual Participation.  Subject to the provisions of the Plan, the Committee may from time to time, select from all eligible Employees, Directors, and Independent Contractors, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article 6.  Stock Options

6.1               Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, provided that ISOs shall not be granted to Non-Employee Directors and Independent Contractors.

6.2               Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.  The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3               Option Price.  The Option Price for each grant of an Option under this Plan shall be determined by the Committee and shall be specified in the Award Agreement.  The Option Price shall be at least one hundred percent (100%) of the FMV of the Shares on the date of grant.

6.4                                       Duration of Options.  Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5               Exercise of Options.  Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6               Payment.  Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate FMV at the time of exercise equal to the total Option Price (provided, if required to maintain favorable accounting treatment for the Options granted, the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price or have been purchased on the open market): (c) by a combination of (a) and (b); or (d) any other method approved by the Committee in its sole discretion at the time of grant and as set forth in the Award Agreement.

The Committee also may allow cashless exercise as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

Subject to Section 6.7 and any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, Share certificates or evidence of book entry Shares, in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7               Restrictions on Share Transferability.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, requiring the Participant to hold the Shares acquired pursuant to exercise for a specified period of time, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.8               Termination of Employment.  Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment with the Company, its Affiliates, and/or its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9               Transferability of Options.

(a)                                  Incentive Stock Options.  No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

(b)                                 Nonqualified Stock Options.  Except as otherwise provided in a Participant’s Award Agreement or otherwise at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability.  Further, except as otherwise provided in a Participant’s Award Agreement or otherwise at any time by the Committee, or unless the Board or the Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

6.10        Notification of Disqualifying Disposition.  The Participant will notify the Company upon the disposition of Shares issued pursuant to the exercise of an ISO.  The Company will use such information to determine whether a disqualifying disposition as described in Section 421(b) of the Code has occurred.

Article 7.  Stock Appreciation Rights

7.1               Grant of SARs.  Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee.  The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The SAR Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement.  The SAR Grant Price must be at least one hundred percent (100%) of the FMV of the Shares on the date of grant.  The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2               SAR Agreement.  Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3               Term of SAR.  The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

7.4               Exercise of Freestanding SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

7.5               Exercise of Tandem SARs.  Tandem SARs may he exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option.  A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the FMV of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may be exercised only when the FMV of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.6               Payment of SAR Amount.  Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)                                  The difference between the FMV of a Share on the date of exercise over the Grant Price; by

(b)                                 The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, in some combination thereof, or in any other manner approved by the Committee at its sole discretion.  The Committee’s determination regarding the form of SAR payout shall be set forth or reserved for later determination in the Award Agreement pertaining to the grant of the SAR.

7.7               Termination of Employment.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with the Company, its Affiliates, and or its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.8               Nontransferability of SARs.  Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability.  Further, except as otherwise provided in a Participant’s Award Agreement or otherwise unless the Board or the Committee decides to permit further transferability, all SARs granted to a Participant under this Article 7 shall be exercisable during his or her lifetime only by such Participant.

7.9               Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable.  This includes, but is not limited to, requiring the Participant to hold the Shares received upon exercise of an SAR for a specified period of time.

Article 8.  Restricted Stock and Restricted Stock Units

8.1               Grant of Restricted Stock or Restricted Stock Units.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts, as the Committee shall determine.  Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

8.2               Restricted Stock or Restricted Stock Unit Agreement.  Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3               Transferability.  Except as provided in this Article 8, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

8.4               Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, restrictions under applicable federal or state securities laws, or any holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse, and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5               Certificate Legend.  In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following:

“The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Central Pacific Financial Corp.’s 2004 Stock Compensation Plan, and in the associated Restricted Stock Award Agreement.  A copy of the Plan and such Restricted Stock Award Agreement may be obtained from the Central Pacific Financial Corp.”

8.6               Voting Rights.  To the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.  A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7               Dividends and Dividend Equivalents.  During the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to Restricted Stock or dividend equivalents with respect to Restricted Stock Units while they are so held in a manner determined by the Committee in its sole discretion.  The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate.  The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, Shares, Restricted Stock, or Restricted Stock Units and such dividends or dividend equivalents may be subject to accrual, forfeiture, or payout restrictions as determined by the Committee, provided that such dividends or dividend equivalents shall be paid or provided in a manner compliant with Section 409A of the Code.

8.8               Termination of Employment.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with the Company, its Affiliates, and/or its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.9               Section 83(b) Election.  The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code.  If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9.  Performance Shares and Performance Units

9.1               Grant of Performance Shares and Performance Units.  Subject to the terms of the Plan, Performance Shares and/or Performance Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2               Value of Performance Shares and Performance Units.  Each Performance Share shall have an initial value equal to the FMV of a Share on the date of grant.  Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.  The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Shares/Performance Units that will be paid out to the Participant.

9.3               Earning of Performance Shares and Performance Units.  Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares/Performance Units shall be entitled to receive payout on the value and number of Performance Shares/Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.  Notwithstanding the foregoing, the Company has the ability to require the Participant to hold the Shares received pursuant to such Award for a specified period of time.

9.4               Form and Timing of Payment of Performance Shares and Performance Units.  Payment of earned Performance Shares/Performance Units shall be as determined by the Committee and as evidenced in the Award Agreement.  Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Shares/Performance Units in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Shares/Performance Units as soon as practicable after the end of the applicable Performance Period, but in no event later than 2 ½ months following the end of the calendar year in which such Performance Period ends; provided, however, that any Shares may be granted subject to restrictions deemed appropriate by the Committee, but only if the terms of such restrictions are compliant with Section 409A of the Code.  The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5               Dividend Equivalents.  At the discretion of the Committee, Participants holding Performance Shares may be entitled to receive dividend equivalents with respect to dividends declared with respect to the Shares.  Such dividends may be subject to accrual, forfeiture, or payout restrictions as determined by the Committee in its sole discretion, provided that such dividends or dividend equivalents shall be paid or provided in a manner compliant with Section 409A of the Code.

9.6               Termination of Employment.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Shares and/or Performance Units following termination of the Participant’s employment with the Company, its Affiliates, and/or its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Shares or Performance Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.7               Nontransferability.  Except as otherwise provided in a Participant’s Award Agreement, Performance Shares/Performance Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during his or her lifetime only by such Participant.

Article 10.  Stock-Based Awards

10.1        Stock-Based Awards.  The Committee may grant other types of equity-based or equity-related Awards (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine.  Such Awards may entail the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.2        Value of Stock-Based Awards.  Each Stock-Based Award shall have a value based on the value of a Share, as determined by the Committee.  The Committee may establish performance goals in its discretion.  If the Committee exercises its discretion to establish performance goals, the number and/or value of Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.3        Earning of Stock-Based Awards.  Subject to the terms of this Plan, the holder of Stock-Based Awards shall be entitled to receive payout on the number and value of Stock-Based Awards earned by the Participant, to be determined as a function of the extent to which applicable performance goals, if any, have been achieved.

10.4        Form and Timing of Payment of Stock-Based Awards.  Payment of earned Stock-Based Awards shall be as determined by the Committee and as evidenced in the Award Agreement.  Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Stock-Based Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate FMV equal to the value of the earned Stock-Based Awards.  Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.  The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

10.5        Termination of Employment.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive Stock-Based Awards following termination of the Participant’s employment with the Company, its Affiliates, and/or its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.6        Nontransferability.  Except as otherwise provided in a Participant’s Award Agreement, Stock-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant.

10.7        Dividend Equivalents.  At the discretion of the Committee, Participants holding Stock-Based Awards may be entitled to receive dividend equivalents with respect to dividends declared with respect to the Shares.  Such dividends may be subject to accrual, forfeiture, or payout restrictions as determined by the Committee in its sole discretion, provided that such dividends or dividend equivalents shall be paid or provided in a manner compliant with Section 409A of the Code.

Article 11.  Performance Measures

Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)                                  Earnings per share (actual or targeted growth);

(b)                                 Net income after capital costs:

(c)                                  Net income (before or after taxes);

(d)                                 Return measures (including, but not limited to, return on assets, risk-adjusted return on capital, or return on equity);

(e)                                  Efficiency ratio;

(f)                                    Full-time equivalency control;

(g)                                 Stock price (including, but not limited to, growth measures and total shareholder return);

(h)                                 Noninterest income compared to net interest income ratio;

(i)                                     Expense targets;

(j)                                     Margins;

(k)                                  Operating efficiency;

(l)                                     EVA®;

(m)                               Credit quality measures;

(n)                                 Customer satisfaction;

(o)                                 Loan growth;

(p)                                 Deposit growth;

(q)                                 Net interest margin;

(r)                                    Fee income;

(s)                                  Operating expense; and

(t)                                    Credit quality.

In addition to the foregoing, the Committee may consider the following individual unit/production Performance Measures: cost per dollar loan growth; cost per dollar deposit growth; revenue per personnel; operating expense to group budget; service levels (group); and personal performance.

Any Performance Measure(s) may be used to measure the performance of the Company as a whole or any business unit of the Company or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate.  The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) reorganization or restructuring programs; (e) extraordinary or nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be adjusted upward.  The Committee shall retain the discretion to adjust such Awards downward.

In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.  In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

Article 12.  Beneficiary Designation

A Participant’s “beneficiary” is the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant’s death.  A Participant may designate a beneficiary or change a previous beneficiary designation at any time by using forms and following procedures approved by the Committee for that purpose.  If no beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant’s death the beneficiary shall be the Participant’s estate.

Notwithstanding the provisions above, the Committee may in its discretion, after notifying the affected Participants, modify the foregoing requirements, institute additional requirements for beneficiary designations, or suspend the existing beneficiary designations of living Participants or the process of determining beneficiaries under this Article 12, or both.  If the Committee suspends the process of designating beneficiaries on forms and in accordance with procedures it has approved pursuant to this Article 12, the determination of who is a Participant’s beneficiary shall be made under the Participant’s will and applicable state law.

Article 13.  Deferrals and Share Settlements

Notwithstanding any other provision under the Plan, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, or with respect to the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units or the satisfaction of any requirements or performance goals with respect to Performance Shares, Performance Units, or Stock-Based Awards.  If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals, provided that such rules and procedures for any deferrals or deferral elections pursuant to this Article 13 shall comply in all respects with Section 409A of the Code.

Article 14.  Rights of Employees and Independent Contractors

14.1        Employment.  Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries to terminate any Participant’s employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company, its Affiliates, and/or its Subsidiaries.

Neither an Award nor any benefits arising under this Plan shall constitute part of an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company, its Affiliates, and/or its Subsidiaries for severance payments.

For purposes of the Plan, transfer of employment of a Participant between the Company, its Affiliates, and/or its Subsidiaries shall not be deemed a termination of employment.  Additionally, the Committee shall have the ability to stipulate in a Participant’s Award Agreement that a transfer to a company that is spun-off from the Company shall not be deemed a termination of employment with the Company for purposes of the Plan until the Participant’s employment is terminated with the spun-off company.

14.2        Participation.  No Employee or Independent Contractor shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

14.3        Rights as a Shareholder.  A Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 15.  Change in Control

Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise in the Award Agreement:

(a)                                Any and all Options and SARs granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment is terminated for any other reason except Cause within twelve (12) months of such Change in Control, the Participant shall have until the earlier of: (i) twelve (12) months following such termination date; or (ii) the expiration of the Option or SAR term, to exercise any such Option or SAR;

(b)                               Any Period of Restriction for Restricted Stock and Restricted Stock Units granted hereunder that have not preciously vested shall end, and such Restricted Stock and Restricted Stock Units shall become fully vested;

(c)                                The target payout opportunities attainable under all outstanding Awards under the Plan which are subject to achievement of any of the Performance Measures specified in Article 11, or any other performance conditions or restrictions that the Committee has made the Award contingent upon, shall be deemed to have been fully earned as of the effective date of the Change in Control.

(i)                                   The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out to Participants a pro rata number of Shares based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the Performance Period, if any, that has elapsed prior to the Change in Control.  The Committee has the authority to pay all or any portion of the value of the Shares in cash.

(ii)                                Awards denominated in cash shall he paid pro rata to Participants with the proration determined as a function of the length of time within the Performance Period, if any, that has elapsed prior to the Change in Control, and based on an assumed achievement of all relevant targeted performance goals.

(d)                                 Subject to Article 16, herein, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

Article 16.  Amendment, Modification, Suspension, and Termination

16.1        Amendment, Modification, Suspension, and Termination.  The Committee or Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan in whole or in part, provided that any such alteration, amendment, modification, suspension or termination of the Plan pursuant to this Article 16 shall be effected in a manner compliant with Section 409A of the Code.  Notwithstanding anything herein to the contrary, without the prior approval of the Company’s shareholders, Options issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted Option.  No amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

16.2        Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.  Notwithstanding anything to the contrary, any adjustments pursuant to this Section 16.2 shall be effected in a manner compliant with Section 409A of the Code.

16.3        Awards Previously Granted.  Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

16.4        Clawback and Other Provisions for Recovery or Termination of Awards.  Central Pacific Financial Corp., Central Pacific Bank, Central Pacific HomeLoans, and each and every of their respective affiliates and subsidiaries (hereinafter individually and collectively referred to as the “Company”) reserves the right, in its sole and absolute discretion, and at any time, and for any reason, to make any changes to this plan or agreement, or to suspend or terminate this plan or agreement either partially or in its entirety, or to interpret any of the terms and provisions of this plan or agreement.  In addition, and without in any way limiting the foregoing statements in this paragraph and notwithstanding anything else stated in this plan or agreement, this plan or agreement shall be subject to the following conditions:

i.

Any term or provision in this plan that is interpreted, deemed or found by any governmental agency or by the Company to be in violation or potential violation of any law, guidance, rule, regulation, regulatory action, order or decree (hereinafter individually and collectively referred to as “Law”) will be modified to conform to the Law.

ii.

Any bonus, retention award, incentive compensation or any other payment paid under this plan or agreement is subject to recovery (clawback) by any governmental agency or by the Company if it is based on materially inaccurate statements of earnings, revenues or gains, or any performance criteria/metric or other criteria or metric that is found by any governmental agency or the Company to be materially inaccurate or to have encouraged unnecessary and/or excessive risk taking.

iii.	Golden parachute payments are prohibited under this plan or agreement.
iv.	Payments to “senior executive officers” and “highly compensated employees” under this plan or agreement may be prohibited or restricted by Law.
v.	Payments under this plan or agreement must not violate the Company’s Policy Prohibiting Excessive Expenditures.
vi.	Payments for gross-ups are prohibited under this plan or agreement.
vii.	Payments that require regulatory or other approval are prohibited unless and until such approval is obtained, and the Company shall have no obligation to seek such approval.
viii.	The Company reserves the right to not make payments due to the Company’s financial condition.
ix.	The Company reserves the right to not make any payments which would cause the Company to be in violation, default or breach of any of the Company’s contracts or agreements.
x.	The Company will not make any payments that may constitute excessive compensation under Law or by the Company.
xi.	The Company will not make any payments that threaten the Company’s safety and soundness.
xii.	The Company will not make any payments that encourage excessive risk taking.

xiii.	The Company will not make any payments to any employee who is terminated (voluntary or involuntary).

Participation in this plan or agreement shall not be construed as a promise or guarantee of future or continued employment, or as stating provisions or terms of employment.  The Company and its employees recognize their mutual right to end their employment relationship at any time, and acknowledge that such relationship is one of employment-at-will.  Regardless of this plan or agreement, the Company may terminate your employment in its sole and absolute discretion and at any time and for any reason.

Except and unless specifically stated otherwise elsewhere in the plan or agreement document to which this section is made a part of, this section and everything stated in this section shall prevail and control in the event of any ambiguity or inconsistency between what’s stated in this section and what may be stated elsewhere in the plan or agreement document.

Article 17.  Withholding

17.1         Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign (including the Participant’s FICA obligation), required by law or regulation to be withheld with respect to any taxable event arising or as a result of this Plan.

17.2        Share Withholding.  With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock or Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of Awards granted hereunder, the Company may require or Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a FMV of a Share on the date the tax is to be determined equal to the tax that could be imposed on the transaction, provided that if required by the accounting rules and regulations to maintain favorable accounting treatment for the Awards, the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction.  All elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 18.  Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 19.  General Provisions

19.1        Forfeiture Events.  The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events shall include, but shall not be limited to, termination of employment for Cause, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

19.2        Legend.  The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

19.3        Delivery of Title.  The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)                                  Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)                                 Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

19.4        Investment Representations.  The Committee may require each Participant receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

19.5        Employees Based Outside of the United States.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees or Independent Contractors, the Committee, in its sole discretion, shall have the power and authority to:

(a)                                  Determine which Affiliates and Subsidiaries shall be covered by the Plan;

(b)                                 Determine which Employees and Independent Contractors outside the United States are eligible to participate in the Plan;

(c)                                  Modify the terms and conditions of any Award granted to Employees or Independent Contractors outside the United States to comply with applicable foreign laws:

(d)                                 Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.  Any subplans and modifications to Plan terms and procedures established under this Section 19.5 by the Committee shall be attached to this Plan document as appendices; and

(e)                                  Take any action, before or after an Award is made that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law, or governing statute or any other applicable law.

19.6        Uncertificated Shares.  To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

19.7        Unfunded Plan.  Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Affiliates, and/or its Subsidiaries may make to aid it in meeting its obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company, its Affiliates, and/or its Subsidiaries and any Participant, beneficiary, legal representative, or any other person.  To the extent that any person acquires a right to receive payments from the Company, its Affiliates, and/or its Subsidiaries under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.  All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.  The Plan is not intended to be subject to ERISA.

19.8        No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

19.9        Retirement and Welfare Plans.  The Awards under this Plans will not be included as “compensation” for purposes of computing benefits payable to any Participant under the Company’s retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

Article 20.  Legal Construction

20.1        Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.2        Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.3        Requirements of Law.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  The Company shall receive the consideration required by law for the issuance of Awards under the Plan.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.4        Securities Law Compliance.  The Company may use reasonable endeavors to register Shares allotted pursuant to the exercise of an Award with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification, and listing requirements of any national or foreign securities laws, stock exchange, or automated quotation system.  With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act.  To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

20.5        Governing Law.  The Plan and each Award Agreement shall be governed by the laws of the State of Hawaii, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.  Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Hawaii, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

20.6        Section 409A of the Code.  It is the Company’s intent that payments under the Plan are exempt from, and do not constitute “deferred compensation” subject to, Section 409A of the Code and that the Plan be administered accordingly.  If and to the extent that any payment is determined by the Company to constitute “non-qualified deferred compensation” subject to Section 409A of the Code and is payable hereunder to a Participant by reason of his termination of employment, then (a) such payment or benefit shall be made or provided to the Participant only upon a “separation from service” as defined for purposes of Section 409A of the Code under applicable regulations and (b) if the Participant is a “specified employee” (within the meaning of Section 409A of the Code and as determined by the Company), such payment shall not be made or provided before the date that is six months after the date of the Participant’s separation from service (or his earlier death).  Neither the Company nor its affiliates shall have any liability to any Participant, Participant’s spouse or other beneficiary of any Participant’s spouse or other beneficiary of any Participant or otherwise if the Plan or any amounts paid or payable hereunder are subject to the additional tax and penalties under Section 409A of the Code.

ANNEX B

AMENDMENT NO. 2012-1
TO THE CENTRAL PACIFIC FINANCIAL CORP.
2004 STOCK COMPENSATION PLAN

In accordance with Section 16.1 of the Central Pacific Financial Corp. 2004 Stock Compensation Plan (“Plan”), the Plan is hereby amended by this Amendment No. 2012-1, effective as of the date of shareholder approval.

1.                                       Section 4.1 of the Plan, as amended, shall be amended by replacing the third sentence with the following:

“The maximum aggregate number of Shares that may be granted pursuant to any Award granted in any one Fiscal Year to any one Participant shall be 200,000 Shares.”

2.                                       Article 11 of the Plan shall be deleted in its entirety and replaced with the following:

“Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures: net sales; gross sales; revenue; net revenue; gross revenue; net income; net income after capital costs, non-interest income compared to net interest income ratio; growth of loans and/or deposits; growth in number of customers, households or assets; cash generation; cash flow; unit volume; market share; cost reduction; EVA®; costs and expenses (including expense efficiency ratios and other expense measures); strategic plan development and implementation; customer satisfaction; credit quality measures; full-time equivalency control; allowance for loan losses; operating efficiency; loan chargeoffs; loan writedowns; non-performing or impaired loans; return measures (including, but not limited to, return on assets, risk-adjusted return on capital or return on equity); return on net assets; return on actual or proforma assets; return on average assets; return on capital; return on investment; return on working capital; return on net capital employed; working capital; asset turnover; economic value added; total stockholder return; fee income; net income; net income before capital costs; net income before taxes; operating income; operating profit margin; net income margin; net interest margin; sales margin; market share; inventory turnover; days sales outstanding; sales growth; capacity utilization; increase in customer base; book value; stock price (including, but not limited to, growth measures and total shareholder return); earnings per share (actual or targeted growth); stock price earnings ratio; margins; earnings before interest; taxes; depreciation and amortization expenses (“EBITDA”); earnings before interest and taxes (“EBIT”); earnings before interest (“EBI”); or EBITDA, EBIT, EBI or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue.

In addition to the foregoing, the Committee may consider the following individual unit/production Performance Measures: cost per dollar loan growth; cost per dollar deposit growth; revenue per personnel; operating expense to group budget; service levels (group); and personal performance.

Any Performance Measure(s) may be designated to apply on a “core” basis, where at the discretion of the Committee certain non-recurring items may be excluded for purposes of determining the attainment of the Performance Measure(s).  In addition, any Performance Measure(s) may be used to measure the performance of the Company as a whole, or any subsidiary, affiliate, business unit of the Company, in comparison with peer group performance or to an index, or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate.  The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) reorganization or restructuring programs; (e) extraordinary or nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

B-1

Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be adjusted upward.  The Committee shall retain the discretion to adjust such Awards downward. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.  In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m).”

B-2

CENTRAL PACIFIC FINANCIAL CORP.

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, April 25, 2012

4:00 p.m. Hawaii time

YWCA Laniakea

Fuller Hall

1040 Richards Street

Honolulu, Hawaii 96813

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 25, 2012.

Central Pacific Financial Corp.’s Proxy Statement and Form 10-K Annual Report for the fiscal year ended December 31, 2011 are available at https://www.centralpacificbank.com/2012proxy.

Annual Meeting Proxy
CENTRAL PACIFIC FINANCIAL CORP.	Voting Instructions to Trustee

Central Pacific Bank

401(k) Retirement Savings Plan

I hereby direct the Vanguard Fiduciary Trust Company, as Trustee of the Central Pacific Bank 401(k) Retirement Savings Plan (the “Plan”), to vote at the Annual Meeting of Shareholders of Central Pacific Financial Corp. (the “Company”) as indicated on the reverse side of this card, all shares allocated to my account in the Plan.  The Trustee will vote these shares as I direct.  If no direction is given to the Trustee, the Plan’s Trustee will vote my shares held in the Plan in the same proportion as votes received from other participants in the Plan.

This voting instruction card is furnished in connection with the solicitation of proxies by the Board of Directors of the Company.  I understand this card must be returned to the Trustee by 4:00 p.m. Central Time on April 20, 2012 if my voting instructions are to be honored.  If it is not received by the Trustee, or if it is received but the voting instructions are invalid, the shares of stock with respect to which I could have directed the Trustee shall be voted by the Trustee in accordance with the terms of the Plan.  The Trustee is hereby directed to vote as indicated on the following proposals which are more fully described in the Company’s Notice of Annual Meeting of Shareholders and Proxy Statement.  The undersigned hereby acknowledges receipt of the Proxy Statement for the Annual Meeting.

See reverse for voting instructions.

Central Pacific Financial Corp.	Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945	COMPANY #

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

- INTERNET - www.eproxy.com/cpf

      Use the Internet to vote your proxy until 4:00 p.m. (CT) on April 20, 2012.

- PHONE - 1-800-560-1965

      Use a touch-tone telephone to vote your proxy until 4:00 p.m. (CT) on April 20, 2012.

- MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,
SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

i                    Please detach here                    i

The Board of Directors Recommends a Vote “FOR” items 1, 2, 3 and 4

1. Election of up to nine (9) directors:	01 Alvaro J. Aguirre 02 James F. Burr 03 Christine H. H. Camp 04 John C. Dean 05 Earl E. Fry	06 Paul J. Kosasa 07 Duane K. Kurisu 08 Colbert M. Matsumoto 09 Crystal K. Rose	☐FOR all nominees (except as marked)		☐WITHHOLD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.			☐For	☐Against	☐Abstain

3.               To approve the amendments to the Company’s 2004 Stock Compensation Plan to permit certain awards to be considered “qualified performance-based compensation” under the provisions of Section 162(m) of the Internal Revenue Code.

			☐For	☐Against	☐Abstain

3. To consider an advisory (non-binding) proposal to approve the compensation of the Company’s executive officers.			☐For	☐Against	☐Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

Address Change?	Mark box, sign, and indicate changes below: ☐	Date_____________________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy.  If held in joint tenancy, all persons should sign.  Trustees, administrators, etc., should include title and authority.  Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

CENTRAL PACIFIC FINANCIAL CORP.

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, April 25, 2012

4:00 p.m. Hawaii time

YWCA Laniakea

Fuller Hall

1040 Richards Street

Honolulu, Hawaii 96813

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 25, 2012.

Central Pacific Financial Corp.’s Proxy Statement and Form 10-K Annual Report for the fiscal year ended December 31, 2011 are available at https://www.centralpacificbank.com/2012proxy.

CENTRAL PACIFIC FINANCIAL CORP.	Annual Meeting Proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 25, 2012.

If no choice is specified, the proxy will be voted FOR Proposals 1, 2, 3 and 4.

By signing the proxy, you revoke all prior proxies and appoint Glenn K.C. Ching, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may properly come before the Annual Meeting and at any and all adjournments thereof.

See reverse for voting instructions.

Central Pacific Financial Corp.	Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945	COMPANY #

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

- INTERNET - www.eproxy.com/cpf

Use the Internet to vote your proxy until 4:00 p.m. (CT) on April 24, 2012.

- PHONE - 1-800-560-1965

Use a touch-tone telephone to vote your proxy until 4:00 p.m. (CT) on April 24, 2012.

- MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Mail, please complete and mail your Proxy Card promptly so that it arrives prior to the Annual Meeting.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,
SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

i                    Please detach here                    i

The Board of Directors Recommends a Vote “FOR” items 1, 2, 3 and 4

1. Election of up to nine (9) directors:	01 Alvaro J. Aguirre 02 James F. Burr 03 Christine H. H. Camp 04 John C. Dean 05 Earl E. Fry	06 Paul J. Kosasa 07 Duane K. Kurisu 08 Colbert M. Matsumoto 09 Crystal K. Rose	☐FOR all nominees (except as marked)	☐WITHHOLD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.	☐For	☐Against	☐Abstain

3.     To approve amendments to the Company’s 2004 Stock Compensation Plan to permit certain awards to be considered “qualified performance-based compensation” under the provisions of Section 162(m) of the Internal Revenue Code.

	☐For	☐Against	☐Abstain

4. To consider an advisory (non-binding) proposal to approve the compensation of the Company’s executive officers.	☐For	☐Against	☐Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

Address Change?	Mark box, sign, and indicate changes below: ☐	Date______________________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy.  If held in joint tenancy, all persons should sign.  Trustees, administrators, etc., should include title and authority.  Corporations should provide full name of corporation and title of authorized officer signing the Proxy.